UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Small Cap Growth Portfolio

July 31, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 10, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended July 31, 2012.

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Portfolio invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies broadly diversified by sector.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants. The Portfolio may use derivatives, such as options on securities and index options, to manage risk and to seek to generate additional returns.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2012.

The Portfolio outperformed for both the six- and 12-month periods, with relative returns that were substantially ahead of the benchmark, before sales charges. The outperformance was driven by the Portfolio’s holdings in companies with attractive growth attributes (namely, superior earnings growth, favorable earnings revisions and positive earnings surprise); the percentage of the Portfolio’s holdings that beat consensus earnings estimates continued to be above average. Relative outperformance was driven primarily by strong stock selection in most industry sectors.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

For both periods, stock selection in the consumer/commercial services, technology, industrials and energy sectors contributed positively to performance. Stock selection in the financials sector, where the Portfolio remains underweight relative to the benchmark, and healthcare detracted from relative returns. Sector allocations, which are the result of a bottom-up stock selection process, remain muted compared to the benchmark, and did not have a meaningful impact on relative returns in either period. As of July 31, 2012, the largest overweight was in the consumer/commercial services sector, while the largest underweight was in the financial sector.

The Portfolio did not use leverage or derivatives during the six- or 12-month periods ended July 31, 2012.

Market Review and Investment Strategy

Despite the global uncertainties that are impacting the U.S. economy, there are signs that the housing market has begun to recover and the balance sheets of U.S. consumers and corporations are stronger than they have been in years. While bottom-up economic inputs are more guarded, they point to continued growth, albeit at a more modest pace than previously expected. Small-cap growth stocks have followed a similar performance trajectory in 2012 to that experienced by investors in 2011. However, investor expectations as captured by risk appetites, valuations and forecasted earnings growth reflect a far greater degree of uncertainty than was the case a year ago.

Although analysts have revised down earnings growth forecasts for small-cap growth companies overall, and despite market uncertainty, the Small Cap Growth Investment Team’s (the “Team’s”) research continues to uncover small-cap growth stocks with attractive growth attributes whose stock prices have attractive valuations. The Portfolio has offered more positive earnings revisions and more upward earnings surprise than the broader small-cap growth universe. The Portfolio’s relative exposure to these attractive growth attributes is well above its long-term average. Furthermore, stocks with growth attributes the Team seeks continue to trade at historically attractive valuations.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	2.45%	6.73%

Class B†	2.00%	5.83%

Class C	2.06%	5.93%

Advisor Class‡	2.58%	7.03%

Class R‡	2.30%	6.48%

Class K‡	2.50%	6.83%

Class I‡	2.63%	7.16%

Russell 2000 Growth Index	-0.52%	-0.51%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended July 31, 2012 by 0.01%. Includes the impact of proceeds received and credited to the Portfolio resulting from third-party regulatory settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended July 31, 2012 by 0.20%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

7/31/02 TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/02 to 7/31/12) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.73%	2.18%
5 Years	5.26%	4.35%
10 Years	10.33%	9.86%

Class B Shares
1 Year	5.83%	1.83%
5 Years	4.36%	4.36%
10 Years(a)	9.60%	9.60%

Class C Shares
1 Year	5.93%	4.93%
5 Years	4.45%	4.45%
10 Years	9.49%	9.49%

Advisor Class Shares†
1 Year	7.03%	7.03%
5 Years	5.55%	5.55%
10 Years	10.63%	10.63%

Class R Shares†
1 Year	6.48%	6.48%
5 Years	5.13%	5.13%
Since Inception*	7.05%	7.05%

Class K Shares†
1 Year	6.83%	6.83%
5 Years	5.44%	5.44%
Since Inception*	7.35%	7.35%

Class I Shares†
1 Year	7.16%	7.16%
5 Years	5.80%	5.80%
Since Inception*	7.73%	7.73%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.43%, 2.29%, 2.19%, 1.10%, 1.63%, 1.32% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-1.73%
5 Years	3.85%
10 Years	8.06%

Class B Shares
1 Year	-2.26%
5 Years	3.87%
10 Years(a)	7.83%

Class C Shares
1 Year	0.86%
5 Years	3.96%
10 Years	7.71%

Advisor Class Shares†
1 Year	2.92%
5 Years	5.05%
10 Years	8.84%

Class R Shares†
1 Year	2.34%
5 Year	4.63%
Since Inception*	7.16%

Class K Shares†
1 Year	2.69%
5 Year	4.94%
Since Inception*	7.46%

Class I Shares†
1 Year	3.04%
5 Year	5.30%
Since Inception*	7.84%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.50	$6.39	1.27%
Hypothetical**	$1,000	$1,018.55	$6.37	1.27%
Class B
Actual	$1,000	$1,020.00	$10.55	2.10%
Hypothetical**	$1,000	$1,014.42	$10.52	2.10%
Class C
Actual	$1,000	$1,020.60	$10.15	2.02%
Hypothetical**	$1,000	$1,014.82	$10.12	2.02%
Advisor Class
Actual	$1,000	$1,025.80	$5.04	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class R
Actual	$1,000	$1,023.00	$8.00	1.59%
Hypothetical**	$1,000	$1,016.96	$7.97	1.59%
Class K
Actual	$1,000	$1,025.00	$6.14	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class I
Actual	$1,000	$1,026.30	$4.64	0.92%
Hypothetical**	$1,000	$1,020.29	$4.62	0.92%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $765.4

TEN LARGEST HOLDINGS**

July 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AMERIGROUP Corp.	$13,945,241	1.8%
Life Time Fitness, Inc.	13,725,717	1.8
CoStar Group, Inc.	12,690,721	1.7
Aspen Technology, Inc.	12,127,931	1.6
Hibbett Sports, Inc.	11,654,045	1.5
Cadence Design Systems, Inc.	11,464,437	1.5
DealerTrack Holdings, Inc.	11,358,915	1.5
TrueBlue, Inc.	11,352,172	1.5
Panera Bread Co. – Class A	10,795,152	1.4
Francesca’s Holdings Corp.	10,706,036	1.4
	$119,820,367	15.7%

*	All data are as of July 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Industrials – 23.2%
Aerospace & Defense – 2.1%
Hexcel Corp.(a)	430,681	$10,030,560
Keyw Holding Corp. (The)(a)(b)	518,967	5,713,827

		15,744,387

Building Products – 0.6%
Simpson Manufacturing Co., Inc.	196,755	4,769,341

Commercial Services & Supplies – 1.2%
Interface, Inc.	672,150	8,912,709

Construction & Engineering – 1.2%
Dycom Industries, Inc.(a)(b)	529,395	9,222,061

Electrical Equipment – 1.1%
AMETEK, Inc.	87,895	2,724,745
Thermon Group Holdings, Inc.(a)(b)	272,524	5,853,816

		8,578,561

Industrial Conglomerates – 0.8%
Carlisle Cos., Inc.	114,642	5,788,275

Machinery – 9.1%
Actuant Corp. – Class A	315,690	8,984,538
Chart Industries, Inc.(a)	122,183	7,924,789
IDEX Corp.	243,360	9,284,184
Lincoln Electric Holdings, Inc.	166,940	6,657,567
Middleby Corp.(a)	101,200	9,909,504
RBC Bearings, Inc.(a)(b)	179,838	8,423,612
Robbins & Myers, Inc.	192,669	8,831,947
Valmont Industries, Inc.	81,122	10,049,393

		70,065,534

Marine – 1.2%
Kirby Corp.(a)	173,617	9,161,769

Professional Services – 3.4%
Advisory Board Co. (The)(a)	182,440	8,207,975
RPX Corp.(a)(b)	532,687	6,685,222
TrueBlue, Inc.(a)(b)	745,872	11,352,172

		26,245,369

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	146,892	9,116,117

Trading Companies & Distributors – 1.3%
United Rentals, Inc.(a)	341,690	9,878,258

		177,482,381

Consumer Discretionary – 21.6%
Distributors – 0.9%
LKQ Corp.(a)	207,146	7,318,468

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 1.3%
Grand Canyon Education, Inc.(a)(b)	588,507	$9,792,757

Hotels, Restaurants & Leisure – 4.9%
BJ’s Restaurants, Inc.(a)(b)	138,320	5,474,706
Life Time Fitness, Inc.(a)(b)	302,262	13,725,717
Orient-Express Hotels Ltd. – Class A(a)	791,520	7,218,662
Panera Bread Co. – Class A(a)	68,545	10,795,152

		37,214,237

Household Durables – 0.8%
Skullcandy, Inc.(a)(b)	437,767	6,308,222

Media – 1.8%
National CineMedia, Inc.	554,750	7,844,165
Pandora Media, Inc.(a)(b)	598,980	5,911,933

		13,756,098

Specialty Retail – 11.9%
Cabela’s, Inc.(a)	219,100	10,065,454
Dick’s Sporting Goods, Inc.	207,850	10,209,592
Five Below, Inc.(a)(b)	61,147	1,794,053
Francesca’s Holdings Corp.(a)	340,848	10,706,036
Hibbett Sports, Inc.(a)	191,773	11,654,045
Lumber Liquidators Holdings, Inc.(a)(b)	227,300	9,612,517
Select Comfort Corp.(a)	409,418	10,648,962
Ulta Salon Cosmetics & Fragrance, Inc.	88,287	7,493,801
Vitamin Shoppe, Inc.(a)	173,430	9,524,776
Zumiez, Inc.(a)(b)	260,980	9,481,403

		91,190,639

		165,580,421

Information Technology – 20.2%
Communications Equipment – 2.2%
Ciena Corp.(a)(b)	543,009	8,704,434
Netgear, Inc.(a)(b)	226,130	7,830,882
Palo Alto Networks, Inc.(a)	6,676	381,467

		16,916,783

Electronic Equipment, Instruments & Components – 0.2%
Audience, Inc.(a)(b)	95,527	1,724,262

Internet Software & Services – 4.4%
Bazaarvoice, Inc.(a)(b)	431,266	6,684,623
CoStar Group, Inc.(a)	153,771	12,690,721
DealerTrack Holdings, Inc.(a)	389,404	11,358,915
ExactTarget, Inc.(a)(b)	136,073	3,102,464

		33,836,723

IT Services – 0.6%
ServiceSource International, Inc.(a)(b)	377,341	4,256,407

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.1%
Entegris, Inc.(a)	335,553	$2,701,202
Fairchild Semiconductor International, Inc.(a)	525,502	7,283,458
Mellanox Technologies Ltd.(a)(b)	77,197	8,094,877
Semtech Corp.(a)	402,080	9,605,691
Teradyne, Inc.(a)	647,330	9,522,224
Veeco Instruments, Inc.(a)(b)	269,670	9,629,916

		46,837,368

Software – 6.7%
Aspen Technology, Inc.(a)	518,731	12,127,931
Cadence Design Systems, Inc.(a)	938,170	11,464,437
Fortinet, Inc.(a)	224,664	5,394,183
MICROS Systems, Inc.(a)	138,777	6,625,214
QLIK Technologies, Inc.(a)	150,346	3,006,920
SolarWinds, Inc.(a)	143,985	7,687,359
TIBCO Software, Inc.(a)	161,160	4,526,984

		50,833,028

		154,404,571

Health Care – 18.9%
Biotechnology – 5.1%
Achillion Pharmaceuticals, Inc.(a)(b)	399,868	2,647,126
Amarin Corp. PLC (ADR)(a)(b)	306,020	3,583,494
Ariad Pharmaceuticals, Inc.(a)	373,238	7,140,043
Arqule, Inc.(a)(b)	561,713	3,398,364
Cepheid, Inc.(a)	88,605	2,838,904
Ironwood Pharmaceuticals, Inc.(a)	349,569	4,498,953
Onyx Pharmaceuticals, Inc.(a)	75,130	5,632,496
Pharmacyclics, Inc.(a)(b)	63,050	3,354,891
Synageva BioPharma Corp.(a)(b)	69,552	3,481,773
TESARO, Inc.(a)	163,900	2,173,314

		38,749,358

Health Care Equipment & Supplies – 3.4%
HeartWare International, Inc.(a)(b)	51,700	4,616,293
NxStage Medical, Inc.(a)	423,947	6,380,402
Sirona Dental Systems, Inc.(a)	168,509	7,284,644
Volcano Corp.(a)	309,905	8,196,987

		26,478,326

Health Care Providers & Services – 7.0%
AMERIGROUP Corp.(a)	155,154	13,945,241
Catamaran Corp.(a)	105,521	8,917,580
HMS Holdings Corp.(a)	258,717	8,902,452
IPC The Hospitalist Co., Inc.(a)(b)	46,116	1,982,988
Mednax, Inc.(a)	132,390	8,754,951
Team Health Holdings, Inc.(a)	128,260	3,424,542
WellCare Health Plans, Inc.(a)	122,440	7,936,561

		53,864,315

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.4%
Akorn, Inc.(a)	758,811	$10,372,947
MAP Pharmaceuticals, Inc.(a)(b)	259,320	3,659,005
Optimer Pharmaceuticals, Inc.(a)(b)	289,238	3,950,991
Questcor Pharmaceuticals, Inc.(a)(b)	216,545	7,984,014

		25,966,957

		145,058,956

Energy – 6.5%
Energy Equipment & Services – 3.9%
Dril-Quip, Inc.(a)	60,630	4,444,785
Forum Energy Technologies, Inc.(a)(b)	152,435	3,176,745
Oceaneering International, Inc.	179,110	9,258,196
Oil States International, Inc.(a)	121,098	8,803,825
Superior Energy Services, Inc.(a)	174,438	3,780,072

		29,463,623

Oil, Gas & Consumable Fuels – 2.6%
Laredo Petroleum Holdings, Inc.(a)(b)	214,720	4,934,265
Matador Resources Co.(a)	534,500	5,596,215
Oasis Petroleum, Inc.(a)(b)	272,350	7,130,123
SM Energy Co.	50,976	2,400,460

		20,061,063

		49,524,686

Financials – 4.6%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	92,010	10,267,396
Stifel Financial Corp.(a)	257,443	7,749,034

		18,016,430

Commercial Banks – 2.3%
Iberiabank Corp.	169,415	7,933,704
Signature Bank/New York NY(a)	144,659	9,330,506

		17,264,210

		35,280,640

Materials – 1.1%
Chemicals – 1.1%
PolyOne Corp.	585,590	8,625,741

Consumer Staples – 0.6%
Food & Staples Retailing – 0.6%
Chefs’ Warehouse, Inc. (The)(a)(b)	284,415	4,593,302

Total Common Stocks (cost $666,589,701)		740,550,698

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 4.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $32,523,908)	32,523,908	$32,523,908

Total Investments Before Security Lending Collateral for Securities Loaned – 101.0% (cost $699,113,609)		773,074,606

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 12.9%
Investment Companies – 12.9%
AllianceBernstein Exchange Reserves – Class I, 0.19%(c) (cost $99,024,246)	99,024,246	99,024,246

Total Investments – 113.9% (cost $798,137,855)		872,098,852
Other assets less liabilities – (13.9)%		(106,657,361)

Net Assets – 100.0%		$765,441,491

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $666,589,701)	$740,550,698	(a)
Affiliated issuers (cost $131,548,154—including investment of cash collateral for securities loaned of $99,024,246)	131,548,154
Cash	5,362
Receivable for investment securities sold	8,626,985
Receivable for capital stock sold	5,862,506
Interest and dividends receivable	191,223

Total assets	886,784,928

Liabilities
Payable for collateral received on securities loaned	99,024,246
Payable for investment securities purchased	19,711,040
Payable for capital stock redeemed	1,814,081
Advisory fee payable	463,133
Distribution fee payable	109,983
Transfer Agent fee payable	30,541
Administrative fee payable	21,950
Accrued expenses	168,463

Total liabilities	121,343,437

Net Assets	$765,441,491

Composition of Net Assets
Capital stock, at par	$40,411
Additional paid-in capital	676,027,209
Accumulated net investment loss	(3,211,529)
Accumulated net realized gain on investment transactions	18,624,403
Net unrealized appreciation on investments	73,960,997

	$765,441,491

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$284,767,227	7,568,862	$37.62	*

B	$6,194,152	206,370	$30.01

C	$33,894,190	1,123,121	$30.18

Advisor	$145,773,586	3,708,957	$39.30

R	$25,064,633	669,870	$37.42

K	$33,676,983	882,609	$38.16

I	$236,070,720	6,045,593	$39.05

(a)	Includes securities on loan with a value of $95,660,606 (see Note E).

*	The maximum offering price per share for Class A shares was $39.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2012

Investment Income
Dividends
Unaffiliated issuers	$1,549,303
Affiliated issuers	98,366
Securities lending income	1,026,089	$2,673,758

Expenses
Advisory fee (see Note B)	4,516,240
Distribution fee—Class A	637,694
Distribution fee—Class B	72,627
Distribution fee—Class C	226,781
Distribution fee—Class R	83,999
Distribution fee—Class K	50,119
Transfer agency—Class A	490,586
Transfer agency—Class B	24,091
Transfer agency—Class C	52,075
Transfer agency—Advisor Class	182,865
Transfer agency—Class R	41,309
Transfer agency—Class K	28,949
Transfer agency—Class I	185,088
Custodian	215,556
Printing	129,243
Registration fees	92,868
Administrative	63,669
Legal	41,118
Audit	40,977
Directors’ fees	3,442
Miscellaneous	25,002

Total expenses		7,204,298

Net investment loss		(4,530,540)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		37,555,923
Net change in unrealized appreciation/depreciation of investments		4,423,253

Net gain on investment transactions		41,979,176

Net Increase in Net Assets from Operations		$37,448,636

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,530,540)	$(5,047,910)
Net realized gain on investment transactions	37,555,923	166,257,458
Net change in unrealized appreciation/depreciation of investments	4,423,253	(810,549)

Net increase in net assets from operations	37,448,636	160,398,999
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,335,438)	– 0	–
Class C	(34,760)	– 0	–
Advisor Class	(644,272)	– 0	–
Class R	(71,508)	– 0	–
Class K	(58,481)	– 0	–
Class I	(1,787,050)	– 0	–
Net realized gain on investment transactions
Class A	(1,579,322)	– 0	–
Class B	(69,798)	– 0	–
Class C	(180,056)	– 0	–
Advisor Class	(505,656)	– 0	–
Class R	(108,945)	– 0	–
Class K	(69,800)	– 0	–
Class I	(1,373,430)	– 0	–
Capital Stock Transactions
Net increase (decrease)	199,237,061	(20,983,227)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	1,317,903	1,803

Total increase	230,185,084	139,417,575
Net Assets
Beginning of period	535,256,407	395,838,832

End of period (accumulated net investment loss of ($3,211,529) and ($892,622), respectively)	$765,441,491	$535,256,407

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation is registered under the Investment Company Act of 1940 as an open-end management company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$740,550,698		$	– 0	–	$	– 0	–	$740,550,698
Short-Term Investments	32,523,908			– 0	–		– 0	–	32,523,908
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	99,024,246			– 0	–		– 0	–	99,024,246

Total Investments in Securities	872,098,852			– 0	–		– 0	–	872,098,852
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$872,098,852		$	– 0	–	$	– 0	–	$872,098,852

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2012, the reimbursement for such services amounted to $63,669.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $478,587 for the year ended July 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $21,105 from the sale of Class A shares and received $2,135, $3,012 and $5,142 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ 21,094	$285,360	$273,930	$32,524	$16

Brokerage commissions paid on investment transactions for the year ended July 31, 2012 amounted to $1,244,751, of which $11,515 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,317,684, $2,510,018, $188,753 and $110,515 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$704,357,623		$524,823,053
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$807,257,398

Gross unrealized appreciation	$96,013,797
Gross unrealized depreciation	(31,172,343)

Net unrealized appreciation	$64,841,454

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2012.

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2012, the Fund had securities on loan with a value of $95,660,606 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $99,024,246. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

earned securities lending income of $1,026,089 and $81,898 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$360,206	$261,182	$99,024	$82

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2012	Year Ended July 31, 2011		Year Ended July 31, 2012	Year Ended July 31, 2011

Class A
Shares sold	3,474,223	1,841,199		$126,137,724	$64,213,469

Shares issued in reinvestment of dividends and distributions	82,644	– 0	–	2,672,700	– 0	–

Shares converted from Class B	65,927	83,098		2,358,616	2,770,832

Shares redeemed	(2,410,150)	(1,599,136)		(84,603,205)	(52,722,656)

Net increase	1,212,644	325,161		$46,565,835	$14,261,645

Class B
Shares sold	21,267	33,805		$604,671	$902,265

Shares issued in reinvestment of dividends and distributions	2,607	– 0	–	67,640	– 0	–

Shares converted to Class A	(82,434)	(103,389)		(2,358,616)	(2,770,832)

Shares redeemed	(49,247)	(83,557)		(1,374,035)	(2,213,880)

Net decrease	(107,807)	(153,141)		$(3,060,340)	$(4,082,447)

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Year Ended July 31, 2012	Year Ended July 31, 2011		Year Ended July 31, 2012	Year Ended July 31, 2011

Class C
Shares sold	594,587	169,873		$17,737,519	$4,839,509

Shares issued in reinvestment of dividends and distributions	7,525	– 0	–	196,098	– 0	–

Shares redeemed	(176,485)	(136,396)		(5,043,411)	(3,613,660)

Net increase	425,627	33,477		$12,890,206	$1,225,849

Advisor Class
Shares sold	3,201,886	1,221,109		$120,814,667	$45,609,160

Shares issued in reinvestment of dividends and distributions	22,899	– 0	–	772,406	– 0	–

Shares redeemed	(1,093,813)	(326,797)		(39,619,531)	(11,920,281)

Net increase	2,130,972	894,312		$81,967,542	$33,688,879

Class R
Shares sold	415,711	261,207		$15,094,432	$9,031,478

Shares issued in reinvestment of dividends and distributions	5,601	– 0	–	180,451	– 0	–

Shares redeemed	(130,644)	(152,565)		(4,638,029)	(5,067,179)

Net increase	290,668	108,642		$10,636,854	$3,964,299

Class K
Shares sold	811,869	164,309		$29,568,726	$5,793,861

Shares issued in reinvestment of dividends and distributions	3,912	– 0	–	128,280	– 0	–

Shares redeemed	(229,158)	(135,590)		(8,129,428)	(4,577,604)

Net increase	586,623	28,719		$21,567,578	$1,216,257

Class I
Shares sold	2,887,816	2,858,873		$106,207,258	$98,613,831

Shares issued in reinvestment of dividends and distributions	94,337	– 0	–	3,160,281	– 0	–

Shares redeemed	(2,211,350)	(4,761,311)		(80,698,153)	(169,871,540)

Net increase (decrease)	770,803	(1,902,438)		$28,669,386	$(71,257,709)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

For the years ended July 31, 2012 and July 31, 2011, the Fund received $1,317,903 and $1,803, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2012.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	2012			2011
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		7,818,515			– 0	–

Total taxable distributions		$7,818,515		$	– 0	–

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$27,127,822
Accumulated capital and other losses	(2,595,403	)(a)
Unrealized appreciation/(depreciation)	64,841,454	(b)

Total accumulated earnings/(deficit)	$89,373,873

(a)

During the fiscal year, the Fund utilized $7,193,153 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $2,595,403, which is deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of July 31, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to a dividend reclassification, the tax treatment of passive foreign investment companies (PFICs), and a net operating loss disallowance resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Notes to Financial Statements

assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 35.77	$ 25.36	$ 21.08	$ 26.69	$ 29.55

Income From Investment Operations
Net investment loss(a)	(.31)	(.37)	(.31)	(.24)	(.31)
Net realized and unrealized gain (loss) on investment transactions	2.64	†	10.78	4.59	(5.37)	(2.55)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.33	10.41	4.28	(5.61)	(2.86)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 37.62	$ 35.77	$ 25.36	$ 21.08	$ 26.69

Total Return
Total investment return based on net asset value(c)*	6.73%	41.05%	20.30%	(21.02)%	(9.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$284,767	$227,339	$152,958	$146,038	$205,802
Ratio to average net assets of:
Expenses	1.33%	1.43%	1.60	%(d)	1.62%	1.58	%(e)
Net investment loss	(.88)%	(1.13)%	(1.30	)%(d)	(1.28)%	(1.07)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 28.64	$ 20.47	$ 17.16	$ 21.92	$ 24.48

Income From Investment Operations
Net investment loss(a)	(.48)	(.52)	(.42)	(.34)	(.44)
Net realized and unrealized gain (loss) on investment transactions	2.11	†	8.69	3.73	(4.42)	(2.12)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.63	8.17	3.31	(4.76)	(2.56)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 30.01	$ 28.64	$ 20.47	$ 17.16	$ 21.92

Total Return
Total investment return based on net asset value(c)*	5.83%	39.91%	19.29%	(21.72)%	(10.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,194	$8,999	$9,568	$12,471	$23,869
Ratio to average net assets of:
Expenses	2.18%	2.29%	2.45	%(d)	2.51%	2.40	%(e)
Net investment loss	(1.73)%	(1.99)%	(2.16	)%(d)	(2.16)%	(1.87)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 28.83	$ 20.60	$ 17.25	$ 22.02	$ 24.56

Income From Investment Operations
Net investment loss(a)	(.46)	(.51)	(.41)	(.33)	(.43)
Net realized and unrealized gain (loss) on investment transactions	2.12	†	8.74	3.76	(4.44)	(2.11)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.66	8.23	3.35	(4.77)	(2.54)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 30.18	$ 28.83	$ 20.60	$ 17.25	$ 22.02

Total Return
Total investment return based on net asset value(c)*	5.93%	39.95%	19.42%	(21.66)%	(10.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,894	$20,107	$13,677	$13,246	$19,840
Ratio to average net assets of:
Expenses	2.08%	2.19%	2.37	%(d)	2.41%	2.34	%(e)
Net investment loss	(1.64)%	(1.90)%	(2.08	)%(d)	(2.07)%	(1.83)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 37.36	$ 26.43	$ 21.90	$ 27.65	$ 30.52

Income From Investment Operations
Net investment loss(a)	(.23)	(.28)	(.26)	(.20)	(.24)
Net realized and unrealized gain (loss) on investment transactions	2.76	†	11.21	4.79	(5.55)	(2.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.53	10.93	4.53	(5.75)	(2.87)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 39.30	$ 37.36	$ 26.43	$ 21.90	$ 27.65

Total Return
Total investment return based on net asset value(c)*	7.03%	41.36%	20.68%	(20.80)%	(9.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,773	$58,959	$18,067	$18,439	$26,423
Ratio to average net assets of:
Expenses	1.05%	1.10%	1.33	%(d)	1.35%	1.31	%(e)
Net investment loss	(.61)%	(.81)%	(1.03	)%(d)	(1.00)%	(.81)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 35.61	$ 25.30	$ 21.04	$ 26.66	$ 29.52

Income From Investment Operations
Net investment loss(a)	(.41)	(.44)	(.34)	(.25)	(.33)
Net realized and unrealized gain (loss) on investment transactions	2.65	†	10.75	4.60	(5.37)	(2.53)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.24	10.31	4.26	(5.62)	(2.86)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 37.42	$ 35.61	$ 25.30	$ 21.04	$ 26.66

Total Return
Total investment return based on net asset value(c)*	6.48%	40.75%	20.25%	(21.08)%	(9.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,065	$13,504	$6,845	$2,957	$2,197
Ratio to average net assets of:
Expenses	1.60%	1.63%	1.69	%(d)	1.70%	1.64%
Net investment loss	(1.16)%	(1.33)%	(1.39	)%(d)	(1.35)%	(1.19)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 36.24	$ 25.66	$ 21.27	$ 26.88	$ 29.70

Income From Investment Operations
Net investment loss(a)	(.31)	(.35)	(.26)	(.21)	(.26)
Net realized and unrealized gain (loss) on investment transactions	2.71	†	10.93	4.65	(5.40)	(2.56)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.40	10.58	4.39	(5.61)	(2.82)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 38.16	$ 36.24	$ 25.66	$ 21.27	$ 26.88

Total Return
Total investment return based on net asset value(c)*	6.83%	41.23%	20.64%	(20.87)%	(9.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,677	$10,725	$6,858	$5,323	$3,199
Ratio to average net assets of:
Expenses	1.25%	1.32%	1.37	%(d)	1.44%	1.40%
Net investment loss	(.83)%	(1.03)%	(1.07	)%(d)	(1.10)%	(.93)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 37.09	$ 26.18	$ 21.63	$ 27.24	$ 29.98

Income From Investment Operations
Net investment loss(a)	(.18)	(.24)	(.18)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.74	†	11.15	4.73	(5.46)	(2.59)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.56	10.91	4.55	(5.61)	(2.74)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.60)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 39.05	$ 37.09	$ 26.18	$ 21.63	$ 27.24

Total Return
Total investment return based on net asset value(c)*	7.16%	41.67%	21.04%	(20.59)%	(9.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$236,071	$195,623	$187,866	$159,368	$79,587
Ratio to average net assets of:
Expenses	.94%	1.00%	1.04	%(d)	1.12%	1.01%
Net investment loss	(.49)%	(.70)%	(.74	)%(d)	(.78)%	(.50)%
Portfolio turnover rate	88%	107%	93%	108%	100%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2008
Class A	1.57%
Class B	2.39%
Class C	2.33%
Advisor Class	1.30%
Class R	—
Class K	—
Class I	—

†	Includes $.08 per share attributed to third party regulatory settlements.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.01%, 0.04%, 0.12%, 0.13% and 0.04%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.20%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (one of the portfolios comprising AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio of AllianceBernstein Cap Fund, Inc. at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2012

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 80 (1992) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 70 (1994)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds.

He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		99	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	99	None

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 46	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

N. Kumar Kirpalani 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Samantha S. Lau 39	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Wen-Tse Tseng 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012. The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Portfolio’s starting fee rate, but had more

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

breakpoints starting at lower asset levels. Applying the institutional fee schedule to the level of assets of the Portfolio would result in a similar fee rate to that being paid by the Portfolio (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group median and similar to the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”)2. prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$715.4	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $68,378 (0.01% of the Portfolio’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:6

Portfolio	Total Expense Ratio[7] (as of 1/31/12)			Fiscal Year End
Small Cap Growth Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.15 1.41 2.26 2.18 1.62 1.31 0.96	% % % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:9

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$715.4	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum Account Size: $25m	0.774%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	57

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets:

Portfolio		Fee Schedule	Effective Sub-advised Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[11]	0.60% on the first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2[11]	0.65% on the first $25 million 0.60% on the next $75 million 0.55% on the balance	0.559%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual

11	The client is an affiliate of the Adviser.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

58	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.826	5/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.431	1.390	11/16	1.404	37/67

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee rate does not reflect any expense reimbursement payments made by thePortfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

16	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	59

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,196, $892,543 and $11,883 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

60	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $453,251 in fees from the Portfolio.17

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	61

through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

20	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.90	2.53	2.16	2/16	6/80
3 year	38.30	31.68	30.67	1/16	3/72
5 year	6.99	4.61	3.53	1/16	3/64
10 year	7.72	7.15	6.57	5/16	9/44

22	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	63

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmarks.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	9.90	38.30	6.99	7.72	9.85	22.21	0.36	10
Russell 2000 Growth Index	2.38	31.21	3.93	6.67	N/A	21.95	0.32	10
Inception Date: February 12, 1969

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

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Growth Fund

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Select US Equity Portfolio

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International Focus 40 Portfolio

International Growth Fund

Value Funds

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Core Opportunities Fund

Equity Income Fund

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Value Fund

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Global Real Estate Investment Fund

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Taxable Bond Funds

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Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

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Closed-End Funds

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AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	65

AllianceBernstein Family of Funds

NOTES

66	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0151-7112

ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy—U.S.

Market Neutral Strategy—Global

July 31, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 24, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy – U.S. (the “U.S. Strategy”) and Market Neutral Strategy – Global (the “Global Strategy”) (each a “Strategy”, and collectively, the “Strategies”), for the annual reporting period ended July 31, 2012.

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

The U.S. Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the U.S. Strategy will buy, or take long positions in, equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. The Global Strategy seeks to limit global equity market risk by balancing “long” and “short” positions. To do this, the Global Strategy will buy, or take long positions in, equity securities of U.S. and non U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Global Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Global Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

The Strategies may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategies may also use borrowings or other leverage for investment purposes. In determining when and to

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategies’ risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 7 and 11 shows the Strategies’ performance compared to their benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill (“T-Bill”) Index and the Lipper Equity Market Neutral Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategies, although some may have different investment policies and sales and management fees.

For both the six- and 12-month periods ended July 31, 2012, Class A shares of the U.S. Strategy outperformed the benchmark and Lipper Average, before sales charges. For the six-month period, Class A shares of the Global Strategy outperformed the benchmark and Lipper Average; for the 12-month period Class A shares of the Global Strategy declined and underperformed both the benchmark and Lipper Average, before sales charges.

While most of the investment strategies pursued by the Strategies delivered positive returns during the six-month period, such investment strategies were insufficient to generate positive returns for the entire 12-month period. Specifically, “macro” strategies contain investments that are designed to exploit thematic misvaluations that episodically emerge in the market. These could include significant sector or style tilts, and are generally expressed using broad baskets of stocks and/or derivative instruments (for example, swaps).

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

During the six-and 12-month periods, the largest investment in the “macro” bucket was a long position in companies deemed likely to grow dividends, which was offset by a short position in the Standard & Poor’s 500 Index. This investment had an immaterial impact on overall performance. A second type of strategy is termed “systematic.” In general the Market Neutral Investment Team (the “Team”) seeks to exploit certain types of risk premiums in the market. This means the Strategies are long a basket of stocks with attractive characteristics, such as depressed valuations (e.g. low price-to-book or enterprise value-to-cash flow) or favorable capital use (e.g. large share repurchase or shareholder-friendly dividend policies), while being short a basket with unattractive characteristics. During the six-month period, both Strategies benefited from the efficacy of the systematic quantitative strategies, especially an emphasis on ownership of companies with high returns on invested capital and superior earnings quality. However, these were also the same strategies that were punished during the rally of the fourth quarter of 2011 and the first quarter of 2012. Fundamental strategies, which are based on the recommendations of the Advisor’s analysts, delivered modestly positive returns through both periods. However, the overall impact of the fundamentally-driven investments on the aggregate Strategies’ results was relatively minor.

Performance results of both Strategies were hurt during the latter part of 2011 and early 2012 through a result of an overly defensive positioning, which was expressed as select short positions in high beta (investment risk) economically sensitive companies. These trades, however, did generate positive returns during the second quarter of 2012. In particular, the Team anticipated continuation of relatively weak economic growth, with the absence of meaningful resolution to the European debt problems.

During both periods, the Strategies utilized derivatives, including variance swaps, total return swaps, and purchased and written options for both hedging and investment purposes. Purchased options detracted from performance, while variance swaps had an immaterial effect on performance. Written options detracted from the U.S. Strategy, while adding to performance of the Global Strategy. Total return swaps had no material effect on performance of the U.S. Strategy for the six-month period, while detracting from performance for the 12-month period. Total return swaps detracted from performance for both periods for the Global Strategy. The Global Strategy also used futures and currencies for hedging and investment purposes. Futures had no material effect on performance for the six-month period, and added to performance for the 12-month period. Currencies had an immaterial effect on performance for both periods.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

Repositioning of the Global Strategy in response to extreme market volatility during both periods contributed, in part, to the Strategy’s high portfolio turnover rate.

Market Review and Investment Strategy

Many issues affecting market performance during the 12-month period centered around deceleration of growth in China, uncertainty over resolution of the European debt crisis, and the potential impact of the fiscal cliff in the U.S. The common theme surrounding these issues has been a setting of decelerating growth, amid brief periods of optimism around potential changes in monetary and fiscal policy. Global corporate earnings growth has slowed significantly and generally confirmed macro concerns. On the flip side, valuations of global equities have already discounted very slow growth, as evidenced by dividend yields being higher than the yield of the U.S. 10-year Treasury. Thus, perceived attractiveness of equities have become unusually sensitive to the judgment whether government policies can stimulate renormalization of economic growth. In other words, the Team has observed a tug-of-war between evidence of slower growth and hope for efficacy of the government policies.

The Team’s strategy for most of the 12-month period has been to position the Strategies to take advantage of outperformance by higher-quality corporations, which have demonstrable pricing power. The Team felt these companies have business models or product portfolios that would make them less susceptible to decelerating growth. Additionally, the Team sought to take advantage of several fundamental themes, including growth in emerging markets healthcare, anticipated deleveraging by European banks, a continuing rise in the cost of finding and exploring oil, and finally, identifying companies that should deliver robust dividend growth. The Team’s key challenge has been how to balance the exposure to high-quality firms with robust growth prospects, against more volatile, economically sensitive companies. The higher-quality stable firms are trading at a historically high valuation premium, which is likely to persist in the environment of slow growth, but may reverse sharply if the economy improves. On the other hand, economically sensitive companies have attractive valuations, but are unlikely to deliver outperformance unless the economy improves. Throughout most of the 12-month period, the Team erred on the side of stability.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® U.S. 3-Month T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML U.S. 3-Month T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity market fluctuates. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategies use leveraging techniques, their net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategies’ investments.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which they sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including its long positions) at least equal to their short position exposure, marked-to-market daily.

ETF Risk: ETFs are investment companies. When the Strategies invest in an ETF, the Strategies bear their share of the ETF’s expenses and run the risk that the ETF may not achieve its investment objective.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

Active Trading Risk: The Global Strategy expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Strategy’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Strategy’s shareholders.

These risks are fully discussed in the Strategies’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Disclosures and Risks

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – U.S.
Class A	0.20%	2.07%

Class C	-0.20%	1.37%

Advisor Class†	0.19%	2.45%

Class R†	0.00%	1.96%

Class K†	0.19%	2.25%

Class I†	0.29%	2.51%

BofA ML 3-Month T-Bill Index	0.05%	0.07%

Lipper Equity Market Neutral Average	-0.10%	-0.61%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/3/10* TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – U.S. Class A shares (from 8/3/10* to 7/31/12) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/03/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.07%	-2.29%
Since Inception*	1.39%	-0.78%

Class C Shares
1 Year	1.37%	0.37%
Since Inception*	0.74%	0.74%

Advisor Class Shares**
1 Year	2.45%	2.45%
Since Inception*	1.73%	1.73%

Class R Shares**
1 Year	1.96%	1.96%
Since Inception*	1.23%	1.23%

Class K Shares**
1 Year	2.25%	2.25%
Since Inception*	1.53%	1.53%

Class I Shares**
1 Year	2.51%	2.51%
Since Inception*	1.76%	1.76%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 50.55%, 49.11%, 48.11%, 20.94%, 20.68% and 20.40% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/03/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-0.30%
Since Inception*	-0.51%

Class C Shares
1 Year	2.41%
Since Inception*	1.13%

Advisor Class Shares**
1 Year	4.49%
Since Inception*	2.17%

Class R Shares**
1 Year	4.00%
Since Inception*	1.65%

Class K Shares**
1 Year	4.19%
Since Inception*	1.91%

Class I Shares**
1 Year	4.45%
Since Inception*	2.15%

*	Inception date: 8/3/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – Global
Class A	1.08%	-1.14%

Class C	0.69%	-1.82%

Advisor Class†	1.27%	-0.85%

Class R†	0.98%	-1.33%

Class K†	1.08%	-1.13%

Class I†	1.27%	-0.75%

BofA ML 3-Month T-Bill Index	0.05%	0.07%

Lipper Equity Market Neutral Average	-0.10%	-0.61%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/3/10* TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – Global Class A shares (from 8/3/10* to 7/31/12) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/03/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-1.14%	-5.30%
Since Inception*	1.75%	-0.43%

Class C Shares
1 Year	-1.82%	-2.80%
Since Inception*	1.00%	1.00%

Advisor Class Shares**
1 Year	-0.85%	-0.85%
Since Inception*	2.04%	2.04%

Class R Shares**
1 Year	-1.33%	-1.33%
Since Inception*	1.55%	1.55%

Class K Shares**
1 Year	-1.13%	-1.13%
Since Inception*	1.80%	1.80%

Class I Shares**
1 Year	-0.75%	-0.75%
Since Inception*	2.09%	2.09%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 34.85%, 35.82%, 32.97%, 23.15%, 22.89%, and 22.63% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report set forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/03/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-4.33%
Since Inception*	-0.40%

Class C Shares
1 Year	-1.75%
Since Inception*	1.15%

Advisor Class Shares**
1 Year	0.21%
Since Inception*	2.19%

Class R Shares**
1 Year	-0.28%
Since Inception*	1.67%

Class K Shares**
1 Year	0.01%
Since Inception*	1.93%

Class I Shares**
1 Year	0.30%
Since Inception*	2.19%

*	Inception date: 8/3/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Market Neutral Strategy – U.S.

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.00	$17.27	3.47%
Hypothetical**	$1,000	$1,007.61	$17.32	3.47%
Class C
Actual	$1,000	$998.00	$19.82	3.99%
Hypothetical**	$1,000	$1,005.02	$19.89	3.99%
Advisor Class
Actual	$1,000	$1,001.90	$15.58	3.13%
Hypothetical**	$1,000	$1,009.30	$15.64	3.13%
Class R
Actual	$1,000	$1,000.00	$17.95	3.61%
Hypothetical**	$1,000	$1,006.91	$18.01	3.61%
Class K
Actual	$1,000	$1,001.90	$16.33	3.28%
Hypothetical**	$1,000	$1,008.55	$16.38	3.28%

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,002.90	$15.44	3.10%
Hypothetical**	$1,000	$1,009.45	$15.49	3.10%

Market Neutral Strategy – Global

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.80	$26.05	5.21%
Hypothetical**	$1,000	$998.96	$25.89	5.21%
Class C
Actual	$1,000	$1,006.90	$29.79	5.97%
Hypothetical**	$1,000	$995.18	$29.62	5.97%
Advisor Class
Actual	$1,000	$1,012.70	$25.27	5.05%
Hypothetical**	$1,000	$999.75	$25.11	5.05%
Class R
Actual	$1,000	$1,009.80	$27.48	5.50%
Hypothetical**	$1,000	$997.51	$27.32	5.50%
Class K
Actual	$1,000	$1,010.80	$26.20	5.24%
Hypothetical**	$1,000	$998.81	$26.04	5.24%
Class I
Actual	$1,000	$1,012.70	$24.92	4.98%
Hypothetical**	$1,000	$1,000.10	$24.77	4.98%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fund Expenses

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.2

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	11.1%	-11.4%
Consumer Staples	13.8	-13.3
Energy	7.8	-5.6
Financials	9.2	-7.6
Health Care	10.2	-7.4
Industrials	12.7	-11.9
Information Technology	13.0	-10.0
Materials	6.9	-6.3
Telecommunication Services	1.3	-1.5
Utilities	1.7	-1.8

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Altria Group, Inc.	2.9%	Berkshire Hathaway, Inc.	-1.6%
Eli Lilly & Co.	2.6	AT&T, Inc.	-1.5
Philip Morris International, Inc.	2.2	PepsiCo, Inc.	-1.5
Sherwin-Williams Co. (The)	2.0	Sysco Corp.	-1.5
Home Depot, Inc. (The)	1.9	Thomson Reuters Corp. (New York)	-1.3
Amgen, Inc.	1.9	Kraft Foods, Inc.	-1.3
Danaher Corp.	1.9	EMC Corp./MA	-1.3
Northrop Grumman Corp.	1.8	Mattel, Inc.	-1.3
Brown-Forman Corp.	1.8	HJ Heinz Co.	-1.3
Southern Co. (The)	1.7	Darden Restaurants, Inc.	-1.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $28.3

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	12.2%	-12.5%
Consumer Staples	11.8	-11.6
Energy	9.2	-6.5
Financials	16.4	-15.1
Funds and Investment Trusts	—	-0.5
Health Care	10.0	-7.2
Industrials	13.0	-12.7
Information Technology	8.9	-7.8
Materials	8.5	-7.5
Telecommunication Services	2.3	-1.7
Utilities	1.9	-2.6

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

United States	4.0%	China	-2.9%
Singapore	2.3	Hong Kong	-0.5
United Kingdom	1.9	Macau	-0.4

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Altria Group, Inc.	1.2%	Lenovo Group Ltd.	-0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.1	Tobu Railway Co., Ltd.	-0.8
Eli Lilly & Co.	1.1	SABMiller PLC	-0.8
Philip Morris International, Inc.	0.9	Swatch Group AG (The)	-0.8
Novo Nordisk A/S	0.9	Berkshire Hathaway, Inc.	-0.8
Otsuka Holdings Co., Ltd.	0.9	Sumitomo Mitsui Financial Group, Inc.	-0.8
Next PLC	0.8	Country Garden Holdings Co., Ltd.	-0.8
Sherwin-Williams Co. (The)	0.8	BP Group PLC	-0.7
MEIJI Holdings Co., Ltd.	0.8	Kyowa Hakkp Kirin Co., Ltd.	-0.7
Costco Wholesale Corp.	0.8	Novartis AG	-0.7

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 87.7%
Consumer Staples – 13.8%
Beverages – 1.8%
Brown-Forman Corp. – Class B	1,200	$112,272

Food & Staples Retailing – 2.7%
Costco Wholesale Corp.(a)	1,100	105,798
CVS Caremark Corp.	1,400	63,350

		169,148

Food Products – 1.4%
ConAgra Foods, Inc.(a)	3,500	86,415

Household Products – 2.8%
Kimberly-Clark Corp.(a)	1,100	95,601
Procter & Gamble Co. (The)	1,200	77,448

		173,049

Tobacco – 5.1%
Altria Group, Inc.(a)	5,000	179,850
Philip Morris International, Inc.(a)	1,500	137,160

		317,010

		857,894

Information Technology – 13.0%
Communications Equipment – 2.6%
Cisco Systems, Inc.	4,000	63,800
Motorola Solutions, Inc.(a)	2,000	96,680

		160,480

Electronic Equipment, Instruments & Components – 1.5%
Tech Data Corp.(a)(b)	1,800	90,180

IT Services – 2.0%
Amdocs Ltd.(b)	1,500	44,625
International Business Machines Corp.	400	78,392

		123,017

Semiconductors & Semiconductor Equipment – 2.3%
ASML Holding NV (ADR)	1,500	86,250
KLA-Tencor Corp.	1,100	56,001

		142,251

Software – 4.6%
CA, Inc.	2,900	69,803
Intuit, Inc.	1,100	63,822
Microsoft Corp.(a)	3,200	94,304
Synopsys, Inc.(b)	2,000	60,580

		288,509

		804,437

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 12.7%
Aerospace & Defense – 1.8%
Northrop Grumman Corp.(a)	1,700	$112,540

Air Freight & Logistics – 1.7%
United Parcel Service, Inc. – Class B(a)	1,400	105,854

Construction & Engineering – 1.0%
Fluor Corp.	1,200	59,496

Electrical Equipment – 1.1%
Hubbell, Inc. – Class B(a)	800	65,824

Industrial Conglomerates – 3.0%
3M Co.	800	72,984
Danaher Corp.(a)	2,200	116,182

		189,166

Machinery – 3.0%
Illinois Tool Works, Inc.	1,800	97,812
Parker Hannifin Corp.(a)	1,100	88,352

		186,164

Road & Rail – 1.1%
Norfolk Southern Corp.(a)	900	66,645

		785,689

Consumer Discretionary – 11.1%
Automobiles – 0.8%
Ford Motor Co.(a)	5,400	49,896

Hotels, Restaurants & Leisure – 3.3%
Marriott International, Inc./DE – Class A(a)	2,900	105,618
McDonald’s Corp.(a)	1,100	98,296

		203,914

Internet & Catalog Retail – 1.0%
Expedia, Inc.	1,100	62,689

Media – 1.7%
Time Warner Cable, Inc. – Class A	1,200	101,916

Multiline Retail – 0.8%
Dollar Tree, Inc.(b)	1,000	50,340

Specialty Retail – 3.5%
Home Depot, Inc. (The)(a)	2,300	120,014
TJX Cos., Inc.	2,200	97,416

		217,430

		686,185

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 10.2%
Biotechnology – 1.9%
Amgen, Inc.(a)	1,449	$119,687

Health Care Equipment & Supplies – 1.4%
Becton Dickinson and Co.	1,100	83,281

Health Care Providers & Services – 2.7%
AmerisourceBergen Corp. – Class A(a)	2,200	87,340
McKesson Corp.(a)	900	81,657

		168,997

Pharmaceuticals – 4.2%
Bristol-Myers Squibb Co.(a)	2,900	103,240
Eli Lilly & Co.(a)	3,600	158,508

		261,748

		633,713

Financials – 9.2%
Capital Markets – 2.0%
Affiliated Managers Group, Inc.(a)(b)	700	78,113
Franklin Resources, Inc.(a)	400	45,980

		124,093

Commercial Banks – 2.0%
East West Bancorp, Inc.	2,000	43,600
Wells Fargo & Co.(a)	2,500	84,525

		128,125

Diversified Financial Services – 0.6%
JPMorgan Chase & Co.	1,000	36,000

Insurance – 4.6%
American Financial Group, Inc./OH	2,300	86,733
Assurant, Inc.	1,500	54,315
Chubb Corp. (The)	1,200	87,228
Prudential Financial, Inc.	1,200	57,936

		286,212

		574,430

Energy – 7.8%
Energy Equipment & Services – 3.4%
Diamond Offshore Drilling, Inc.(c)	1,300	85,046
National Oilwell Varco, Inc.(a)	600	43,380
Schlumberger Ltd.	1,200	85,512

		213,938

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 4.4%
Chevron Corp.	700	$76,706
ConocoPhillips	1,100	59,884
Occidental Petroleum Corp.	900	78,327
Suncor Energy, Inc. (New York)	1,800	54,972

		269,889

		483,827

Materials – 6.9%
Chemicals – 5.2%
CF Industries Holdings, Inc.	300	58,728
Monsanto Co.	1,000	85,620
PPG Industries, Inc.	500	54,730
Sherwin-Williams Co. (The)	900	120,915

		319,993

Containers & Packaging – 1.0%
Ball Corp.	1,500	62,340

Paper & Forest Products – 0.7%
Domtar Corp.	600	44,316

		426,649

Utilities – 1.7%
Electric Utilities – 1.7%
Southern Co. (The)(a)	2,200	105,930

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
Verizon Communications, Inc.(a)	1,800	81,252

Total Common Stocks (cost $5,171,963)		5,440,006

SHORT-TERM INVESTMENTS – 21.8%
Investment Companies – 21.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(d) (cost $1,351,444)	1,351,444	1,351,444

Total Investments Before Security Lending Collateral for Securities Loaned – 109.5% (cost $6,523,407)		6,791,450

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.4%
Investment Companies – 1.4%
AllianceBernstein Exchange Reserves – Class I, 0.19%(d) (cost $88,725)	88,725	$88,725

Total Investments Before Securities Sold Short – 110.9% (cost $6,612,132)		6,880,175

SECURITIES SOLD SHORT – (76.8)%
COMMON STOCKS – (76.8)%
Consumer Staples – (13.3)%
Beverages – (3.6)%
Coca-Cola Enterprises, Inc.	(2,500)	(73,300)
Molson Coors Brewing Co. – Class B	(1,300)	(55,016)
PepsiCo, Inc.	(1,300)	(94,549)

		(222,865)

Food & Staples Retailing – (2.8)%
Safeway, Inc.	(2,900)	(45,095)
Sysco Corp.	(3,200)	(94,048)
Walgreen Co.	(1,000)	(36,360)

		(175,503)

Food Products – (5.2)%
Bunge Ltd.	(900)	(59,193)
HJ Heinz Co.	(1,400)	(77,294)
Kellogg Co.	(1,400)	(66,780)
Kraft Foods, Inc. – Class A	(2,000)	(79,420)
Ralcorp Holdings, Inc.(b)	(700)	(41,769)

		(324,456)

Household Products – (0.9)%
Colgate-Palmolive Co.	(500)	(53,680)

Tobacco – (0.8)%
Reynolds American, Inc.	(1,000)	(46,270)

		(822,774)

Industrials – (11.9)%
Aerospace & Defense – (2.8)%
Honeywell International, Inc.	(1,100)	(63,855)
Precision Castparts Corp.	(400)	(62,224)
Rockwell Collins, Inc.	(1,000)	(50,570)

		(176,649)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – (1.6)%
Republic Services, Inc. – Class A	(1,200)	$(34,716)
Waste Management, Inc.	(1,900)	(65,360)

		(100,076)

Construction & Engineering – (1.4)%
Jacobs Engineering Group, Inc.(b)	(900)	(34,713)
Quanta Services, Inc.(b)	(2,200)	(50,578)

		(85,291)

Electrical Equipment – (0.9)%
Emerson Electric Co.	(1,200)	(57,324)

Machinery – (2.8)%
Cummins, Inc.	(400)	(38,360)
Deere & Co.	(900)	(69,138)
PACCAR, Inc.	(900)	(36,009)
SPX Corp.	(500)	(30,360)

		(173,867)

Road & Rail – (1.1)%
Kansas City Southern	(900)	(65,520)

Trading Companies & Distributors – (1.3)%
Fastenal Co.	(1,100)	(47,432)
MSC Industrial Direct Co., Inc. – Class A	(500)	(34,365)

		(81,797)

		(740,524)

Consumer Discretionary – (11.4)%
Auto Components – (0.7)%
BorgWarner, Inc.(b)	(600)	(40,260)

Distributors – (0.8)%
LKQ Corp.(b)	(1,400)	(49,462)

Hotels, Restaurants & Leisure – (2.4)%
Darden Restaurants, Inc.	(1,500)	(76,770)
Starwood Hotels & Resorts Worldwide, Inc.	(1,300)	(70,395)

		(147,165)

Leisure Equipment & Products – (1.2)%
Mattel, Inc.	(2,200)	(77,374)

Media – (3.1)%
DIRECTV(b)	(1,400)	(69,524)
Liberty Global, Inc.(b)	(800)	(42,224)
Thomson Reuters Corp. (New York)	(2,900)	(82,099)

		(193,847)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – (0.9)%
Family Dollar Stores, Inc.	(400)	$(26,432)
Target Corp.	(500)	(30,325)

		(56,757)

Specialty Retail – (2.3)%
AutoNation, Inc.(b)	(900)	(35,487)
CarMax, Inc.(b)	(2,200)	(61,226)
Dick’s Sporting Goods, Inc.	(900)	(44,208)

		(140,921)

		(705,786)

Information Technology – (10.0)%
Computers & Peripherals – (1.3)%
EMC Corp./MA(b)	(3,000)	(78,630)

Electronic Equipment, Instruments & Components – (0.8)%
Trimble Navigation Ltd.(b)	(1,200)	(53,112)

IT Services – (2.1)%
Alliance Data Systems Corp.(b)	(400)	(52,000)
Automatic Data Processing, Inc.	(800)	(45,240)
Infosys Ltd. (Sponsored ADR)	(800)	(31,664)

		(128,904)

Office Electronics – (0.5)%
Xerox Corp.	(4,700)	(32,571)

Semiconductors & Semiconductor Equipment – (2.9)%
Altera Corp.	(1,100)	(38,995)
Broadcom Corp. – Class A(b)	(1,400)	(47,432)
Linear Technology Corp.	(1,300)	(41,925)
Texas Instruments, Inc.	(1,800)	(49,032)

		(177,384)

Software – (2.4)%
ANSYS, Inc.(b)	(600)	(35,976)
MICROS Systems, Inc.(b)	(700)	(33,418)
Oracle Corp.	(1,400)	(42,280)
Red Hat, Inc.(b)	(700)	(37,562)

		(149,236)

		(619,837)

Financials – (7.6)%
Capital Markets – (3.3)%
Bank of New York Mellon Corp. (The)	(2,200)	(46,816)
BlackRock, Inc. – Class A	(200)	(34,052)
Charles Schwab Corp. (The)	(3,200)	(40,416)
State Street Corp.	(800)	(32,304)
TD Ameritrade Holding Corp.	(3,000)	(47,760)

		(201,348)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – (4.3)%
Aflac, Inc.	(1,100)	$(48,158)
Aon PLC	(1,500)	(73,800)
Berkshire Hathaway, Inc.(b)	(1,200)	(101,808)
Willis Group Holdings PLC	(1,200)	(44,376)

		(268,142)

		(469,490)

Health Care – (7.4)%
Health Care Equipment & Supplies – (1.0)%
Covidien PLC	(1,100)	(61,468)

Health Care Providers & Services – (3.0)%
DaVita, Inc.(b)	(700)	(68,894)
Express Scripts Holding Co.(b)	(900)	(52,146)
Henry Schein, Inc.(b)	(900)	(67,329)

		(188,369)

Life Sciences Tools & Services – (0.8)%
Waters Corp.(b)	(600)	(46,488)

Pharmaceuticals – (2.6)%
Johnson & Johnson	(900)	(62,298)
Mylan, Inc./PA(b)	(1,800)	(41,454)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(1,400)	(57,246)

		(160,998)

		(457,323)

Materials – (6.3)%
Chemicals – (5.0)%
Air Products & Chemicals, Inc.	(800)	(64,344)
Dow Chemical Co. (The)	(1,400)	(40,292)
Ecolab, Inc.	(900)	(58,905)
EI du Pont de Nemours & Co.	(1,200)	(59,640)
Praxair, Inc.	(400)	(41,504)
Sigma-Aldrich Corp.	(700)	(48,440)

		(313,125)

Containers & Packaging – (1.3)%
Crown Holdings, Inc.(b)	(1,100)	(39,490)
Rock-Tenn Co.	(700)	(40,754)

		(80,244)

		(393,369)

Energy – (5.6)%
Energy Equipment & Services – (1.7)%
Baker Hughes, Inc.	(700)	(32,424)
Cameron International Corp.(b)	(600)	(30,162)
FMC Technologies, Inc.(b)	(1,000)	(45,120)

		(107,706)

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – (3.9)%
Apache Corp.	(600)	$(51,672)
Devon Energy Corp.	(900)	(53,208)
EQT Corp.	(900)	(50,760)
Exxon Mobil Corp.	(500)	(43,425)
Spectra Energy Corp.	(1,400)	(42,966)

		(242,031)

		(349,737)

Utilities – (1.8)%
Electric Utilities – (1.8)%
Northeast Utilities	(1,100)	(43,868)
PPL Corp.	(2,300)	(66,470)

		(110,338)

Telecommunication Services – (1.5)%
Diversified Telecommunication Services – (1.5)%
AT&T, Inc.	(2,500)	(94,800)

Total Securities Sold Short (proceeds $4,680,782)		(4,763,978)

Total Investments, Net of Securities Sold Short – 34.1% (cost $1,931,350)		2,116,197
Other assets less liabilities – 65.9%		4,084,783

Net Assets – 100.0%		$6,200,980

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – U.S.—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	U.S. Dividend Custom Basket	7,500	0.40%	$715	4/15/13	Bank of America, NA	$6,798

Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	22	0.25%	80	8/15/12	UBS AG	946
Pay	Russell 2000 Total Return Index	8	0.24%	29	5/15/13	UBS AG	342
Pay	S&P US 100 Total Return Index	310	0.38%	729	4/15/13	Bank of America, NA	(14,060)

							$(5,974)

(a)	Securities, or a portion thereof, with an aggregate market value of $2,222,645 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.2%
Financials – 16.4%
Capital Markets – 2.4%
Aberdeen Asset Management PLC	47,800	$193,211
Affiliated Managers Group, Inc.(a)(b)	1,300	145,067
Franklin Resources, Inc.(a)	700	80,465
IOOF Holdings Ltd.	20,000	130,673
Partners Group Holding AG	700	127,696

		677,112

Commercial Banks – 7.0%
Bank of Yokohama Ltd. (The)	43,000	194,749
BNP Paribas SA	3,800	140,371
Chiba Bank Ltd. (The)	34,000	198,060
Commonwealth Bank of Australia(a)	2,400	144,492
DBS Group Holdings Ltd.	13,000	153,367
East West Bancorp, Inc.(a)	3,500	76,300
HSBC Holdings PLC	22,600	188,803
Mizuho Financial Group, Inc.	100,000	164,695
Royal Bank of Canada(c)	3,600	184,442
Toronto-Dominion Bank (The)(a)	2,500	196,739
United Overseas Bank Ltd.	11,000	176,214
Wells Fargo & Co.(a)	4,700	158,907

		1,977,139

Diversified Financial Services – 0.9%
JPMorgan Chase & Co.(a)	1,700	61,200
ORIX Corp.	2,000	189,075
TMX Group, Inc.	200	9,872

		260,147

Insurance – 3.9%
AIA Group Ltd.	38,000	132,765
Allied World Assurance Co. Holdings AG	900	67,887
American Financial Group, Inc./OH(a)	4,500	169,695
Assurant, Inc.(a)	3,000	108,630
Chubb Corp. (The)(a)	2,100	152,649
Hannover Rueckversicherung AG(a)	2,700	161,336
PICC Property & Casualty Co., Ltd.	50,000	55,416
Prudential Financial, Inc.(a)	2,100	101,388
Suncorp Group Ltd.	15,000	133,043

		1,082,809

Real Estate Management & Development – 2.2%
Global Logistic Properties Ltd.(a)	120,000	215,806
Hang Lung Properties Ltd.	40,000	141,325
New World Development Co., Ltd.	110,000	139,731
Wheelock & Co., Ltd.	34,000	132,449

		629,311

		4,626,518

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 13.0%
Aerospace & Defense – 1.5%
Northrop Grumman Corp.(a)	2,400	$158,880
Rolls-Royce Holdings PLC(a)	16,600	220,659
United Technologies Corp.(a)	500	37,220

		416,759

Air Freight & Logistics – 0.7%
United Parcel Service, Inc. – Class B(a)	2,500	189,025

Airlines – 0.7%
Westjet Airlines Ltd.	11,700	187,485

Commercial Services & Supplies – 1.1%
Aggreko PLC(a)	6,200	197,897
Brambles Ltd.(a)	18,900	123,389

		321,286

Construction & Engineering – 0.8%
China Railway Construction Corp. Ltd. – Class H(c)	130,000	112,957
Fluor Corp.(a)	2,200	109,076

		222,033

Electrical Equipment – 1.0%
Hubbell, Inc. – Class B(a)	1,500	123,420
Sumitomo Electric Industries Ltd.	14,300	168,160

		291,580

Industrial Conglomerates – 1.8%
3M Co.(a)	1,200	109,476
Danaher Corp.(a)	3,700	195,397
Keppel Corp., Ltd.(a)	19,000	170,049
Tyco International Ltd.	700	38,458

		513,380

Machinery – 2.7%
Illinois Tool Works, Inc.(a)	3,500	190,190
Parker Hannifin Corp.(a)	2,000	160,640
Schindler Holding AG(a)	1,600	187,435
SMC Corp./Japan	1,200	201,590
Stanley Black & Decker, Inc.	200	13,378

		753,233

Marine – 0.3%
Orient Overseas International Ltd.	18,000	101,605

Professional Services – 0.7%
Bureau Veritas SA	1,400	123,584
Campbell Brothers Ltd.	1,500	73,413

		196,997

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.7%
Canadian National Railway Co.(c)	2,100	$185,259
Norfolk Southern Corp.(a)	1,700	125,885
West Japan Railway Co.	4,000	172,520

		483,664

		3,677,047

Consumer Discretionary – 12.2%
Automobiles – 0.8%
Ford Motor Co.(a)	10,200	94,248
Volkswagen AG	800	127,168

		221,416

Diversified Consumer Services – 0.4%
Benesse Holdings, Inc.	2,700	127,439

Hotels, Restaurants & Leisure – 3.0%
Betsson AB	4,500	129,985
Compass Group PLC	14,100	151,248
Marriott International, Inc./DE – Class A(a)	4,800	174,816
McDonald’s Corp.(a)	1,800	160,848
Paddy Power PLC	1,500	100,996
Sands China Ltd.	42,800	125,273

		843,166

Household Durables – 0.6%
Electrolux AB	7,000	158,334

Internet & Catalog Retail – 0.3%
Expedia, Inc.(a)	1,700	96,883

Leisure Equipment & Products – 0.6%
Sankyo Co., Ltd.	3,500	173,480

Media – 1.9%
Fuji Media Holdings, Inc.	100	170,131
Nippon Television Network Corp.	800	122,464
Singapore Press Holdings Ltd.	24,000	79,144
Time Warner Cable, Inc. – Class A(a)	2,000	169,860

		541,599

Multiline Retail – 1.1%
Dollar Tree, Inc.(b)	1,600	80,544
Next PLC(a)	4,600	231,618

		312,162

Specialty Retail – 2.6%
Home Depot, Inc. (The)(a)	4,200	219,156
Inditex SA	1,700	174,964
L’Occitane International SA	66,750	173,994
TJX Cos., Inc.(a)	3,700	163,836

		731,950

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.9%
LVMH Moet Hennessy Louis Vuitton SA	900	$135,387
Trinity Ltd.	188,000	122,382

		257,769

		3,464,198

Consumer Staples – 11.8%
Beverages – 1.9%
Brown-Forman Corp. – Class B(a)	2,100	196,476
Diageo PLC	7,000	187,108
Heineken NV(a)	2,900	157,122

		540,706

Food & Staples Retailing – 2.6%
Aeon Co., Ltd.(c)	9,300	111,978
Costco Wholesale Corp.(a)	2,300	221,214
CVS Caremark Corp.(a)	2,300	104,075
Jeronimo Martins SGPS SA(a)	7,700	120,691
Woolworths Ltd.(a)	6,100	182,772

		740,730

Food Products – 3.2%
ConAgra Foods, Inc.(a)	6,400	158,016
MEIJI Holdings Co., Ltd.	5,000	228,315
Nestle SA(a)	3,000	184,309
Unilever PLC	5,000	179,282
Want Want China Holdings Ltd.	137,000	165,217

		915,139

Household Products – 1.4%
Kimberly-Clark Corp.(a)	1,800	156,438
Lion Corp.	17,000	94,192
Procter & Gamble Co. (The)	2,000	129,080

		379,710

Personal Products – 0.6%
Beiersdorf AG(a)	2,400	158,943

Tobacco – 2.1%
Altria Group, Inc.(a)	9,300	334,521
Philip Morris International, Inc.	2,900	265,176

		599,697

		3,334,925

Health Care – 10.0%
Biotechnology – 0.8%
Amgen, Inc.(a)	2,600	214,760

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.5%
Becton Dickinson and Co.(a)	2,100	$158,991
Coloplast A/S(a)	900	170,413
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	96,000	106,424

		435,828

Health Care Providers & Services – 1.9%
AmerisourceBergen Corp. – Class A(a)	3,700	146,890
McKesson Corp.(a)	1,700	154,241
Miraca Holdings, Inc.	3,000	127,483
Ramsay Health Care Ltd.	4,000	99,525

		528,139

Pharmaceuticals – 5.8%
Bristol-Myers Squibb Co.(a)	5,300	188,680
Dainippon Sumitomo Pharma Co., Ltd.	9,000	99,397
Eli Lilly & Co.(a)	6,900	303,807
GlaxoSmithKline PLC(a)	8,900	204,787
Novo Nordisk A/S – Class B(a)	1,600	246,700
Otsuka Holdings Co., Ltd.	8,000	243,605
Roche Holding AG – Bearer	900	164,900
Roche Holding AG – Genuschein	200	35,415
Sanofi	2,000	163,175

		1,650,466

		2,829,193

Energy – 9.2%
Energy Equipment & Services – 2.0%
Diamond Offshore Drilling, Inc.(a)(c)	2,300	150,466
National Oilwell Varco, Inc.(a)	1,200	86,760
Schlumberger Ltd.(a)	2,100	149,646
Seadrill Ltd.	4,300	167,578

		554,450

Oil, Gas & Consumable Fuels – 7.2%
BP PLC	29,900	198,534
Chevron Corp.(a)	1,200	131,496
China Petroleum & Chemical Corp. – Class H	140,000	126,271
ConocoPhillips	2,300	125,212
Enbridge, Inc.	5,000	204,567
Kunlun Energy Co., Ltd.	86,000	137,911
Occidental Petroleum Corp.(a)	1,600	139,248
Royal Dutch Shell PLC – Class A	6,382	216,879
Santos Ltd.	12,100	135,776
Statoil ASA(a)	6,000	142,599
Suncor Energy, Inc. (New York)(a)	2,800	85,512
Suncor Energy, Inc. (Toronto)	3,000	91,719
Total SA(a)	3,200	147,444
Woodside Petroleum Ltd.	4,800	169,285

		2,052,453

		2,606,903

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.9%
Communications Equipment – 1.1%
Cisco Systems, Inc.(a)	6,700	$106,865
Motorola Solutions, Inc.(a)	3,900	188,526

		295,391

Electronic Equipment, Instruments & Components – 1.1%
Hitachi High-Technologies Corp.(c)	6,000	149,339
Tech Data Corp.(a)(b)	3,300	165,330

		314,669

IT Services – 0.8%
Amdocs Ltd.(b)	2,700	80,325
International Business Machines Corp.(a)	700	137,186

		217,511

Office Electronics – 0.7%
Ricoh Co., Ltd.(c)	30,000	205,106

Semiconductors & Semiconductor Equipment – 2.0%
ASML Holding NV (ADR)	2,500	143,750
KLA-Tencor Corp.(a)	2,300	117,093
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	22,500	314,325

		575,168

Software – 3.2%
CA, Inc.(a)	5,500	132,385
Dassault Systemes SA	1,700	167,674
Intuit, Inc.	2,000	116,040
Microsoft Corp.(a)	5,700	167,979
Sage Group PLC (The)	47,000	211,354
Synopsys, Inc.(a)(b)	3,500	106,015

		901,447

		2,509,292

Materials – 8.5%
Chemicals – 6.4%
Agrium, Inc. (Toronto)	1,400	133,167
Air Water, Inc.	14,000	168,380
BASF SE(c)	2,300	167,910
CF Industries Holdings, Inc.(a)	700	137,032
Koninklijke DSM NV(a)	3,487	171,638
Lanxess AG(a)	2,500	173,327
Linde AG(a)	1,400	208,222
Monsanto Co.(a)	1,600	136,992
Nippon Shokubai Co., Ltd.	16,000	194,650
PPG Industries, Inc.	800	87,568
Sherwin-Williams Co. (The)	1,700	228,395

		1,807,281

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.3%
Brickworks Ltd.	7,500	$79,505

Containers & Packaging – 0.9%
Amcor Ltd./Australia	17,000	134,211
Ball Corp.(a)	2,800	116,368

		250,579

Metals & Mining – 0.7%
BHP Billiton PLC(a)	6,700	195,365

Paper & Forest Products – 0.2%
Domtar Corp.(a)	800	59,088

		2,391,818

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.3%
BT Group PLC	60,800	206,855
Verizon Communications, Inc.(a)	3,500	157,990

		364,845

Wireless Telecommunication Services – 1.0%
NTT DOCOMO, Inc.	100	167,157
StarHub Ltd.	41,000	126,120

		293,277

		658,122

Utilities – 1.9%
Electric Utilities – 1.4%
Power Assets Holdings Ltd.(a)	26,500	207,790
Southern Co. (The)(a)	3,700	178,155

		385,945

Independent Power Producers & Energy Traders – 0.5%
Electric Power Development Co., Ltd.	6,300	148,190

		534,135

Total Common Stocks (cost $25,695,331)		26,632,151

SHORT-TERM INVESTMENTS – 24.4%
Investment Companies – 24.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(d) (cost $6,892,271)	6,892,271	6,892,271

Total Investments Before Security Lending Collateral for Securities Loaned – 118.6% (cost $32,587,602)		33,524,422

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 3.3%
Investment Companies – 3.3%
AllianceBernstein Exchange Reserves – Class I, 0.19%(d) (cost $929,864)	929,864	$929,864

Total Investments Before Securities Sold Short – 121.9% (cost $33,517,466)		34,454,286

SECURITIES SOLD SHORT – (85.7)%
COMMON STOCKS – (85.2)%
Financials – (15.1)%
Capital Markets – (1.7)%
Bank of New York Mellon Corp. (The)	(3,700)	(78,736)
BlackRock, Inc. – Class A	(400)	(68,104)
Charles Schwab Corp. (The)	(6,000)	(75,780)
Macquarie Group Ltd.	(3,600)	(93,669)
State Street Corp.	(1,500)	(60,570)
TD Ameritrade Holding Corp.	(6,400)	(101,888)

		(478,747)

Commercial Banks – (3.9)%
Bank of Communications Co., Ltd.	(146,000)	(96,292)
Bank of East Asia Ltd.	(42,281)	(146,855)
Bank of Queensland Ltd.	(12,500)	(99,910)
Hang Seng Bank Ltd.	(10,600)	(146,922)
National Australia Bank Ltd.	(4,000)	(104,369)
Standard Chartered PLC	(5,900)	(135,064)
Sumitomo Mitsui Financial Group, Inc.	(7,000)	(220,439)
Sumitomo Mitsui Trust Holdings, Inc.	(57,000)	(162,805)

		(1,112,656)

Diversified Financial Services – (1.4)%
Mitsubishi UFJ Lease & Finance Co., Ltd.	(4,000)	(159,654)
Resolution Ltd.	(28,500)	(91,768)
Singapore Exchange Ltd.	(27,000)	(144,517)

		(395,939)

Insurance – (6.2)%
Aflac, Inc.	(2,000)	(87,560)
Aon PLC	(2,900)	(142,680)
Berkshire Hathaway, Inc.(b)	(2,600)	(220,584)
China Life Insurance Co., Ltd. – Class H	(48,000)	(131,457)
Fairfax Financial Holdings Ltd.	(400)	(150,571)
Insurance Australia Group Ltd.	(24,800)	(97,797)
Muenchener Rueckversicherungs AG	(600)	(85,015)
Ping An Insurance Group Co. – Class H	(9,000)	(70,078)
Power Financial Corp.	(5,500)	(135,574)
Prudential PLC	(12,200)	(145,178)
QBE Insurance Group Ltd.	(6,500)	(95,404)

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Sampo Oyj	(3,400)	$(90,045)
SCOR SE	(3,600)	(85,308)
Tokio Marine Holdings, Inc.	(5,200)	(119,143)
Willis Group Holdings PLC	(2,300)	(85,054)

		(1,741,448)

Real Estate Management & Development – (1.9)%
Country Garden Holdings Co., Ltd.(b)	(572,000)	(214,149)
Henderson Land Development Co., Ltd.	(25,426)	(147,352)
Swire Pacific Ltd.	(14,500)	(173,417)

		(534,918)

		(4,263,708)

Industrials – (12.7)%
Aerospace & Defense – (1.8)%
European Aeronautic Defence and Space Co. NV	(2,400)	(86,121)
Honeywell International, Inc.	(1,900)	(110,295)
Meggitt PLC	(13,600)	(81,514)
Precision Castparts Corp.	(800)	(124,448)
Rockwell Collins, Inc.	(2,000)	(101,140)

		(503,518)

Airlines – (0.2)%
Qantas Airways Ltd.(b)	(50,000)	(59,550)

Building Products – (0.3)%
Geberit AG	(500)	(98,024)

Commercial Services & Supplies – (2.1)%
Babcock International Group PLC	(6,700)	(89,960)
Edenred	(3,100)	(81,688)
G4S PLC	(20,200)	(78,469)
Republic Services, Inc. – Class A	(2,100)	(60,753)
Secom Co., Ltd.	(3,500)	(161,926)
Waste Management, Inc.	(3,700)	(127,280)

		(600,076)

Construction & Engineering – (1.6)%
FLSmidth & Co. A/S	(1,500)	(90,096)
Jacobs Engineering Group, Inc.(b)	(1,500)	(57,855)
Monadelphous Group Ltd.	(5,000)	(113,588)
Quanta Services, Inc.(b)	(4,300)	(98,857)
SNC-Lavalin Group, Inc.	(2,700)	(106,508)

		(466,904)

Electrical Equipment – (0.7)%
ABB Ltd.	(4,700)	(81,716)
Emerson Electric Co.	(2,400)	(114,648)

		(196,364)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – (1.2)%
Jardine Matheson Holdings Ltd.	(3,439)	$(179,339)
Koninklijke Philips Electronics NV	(6,972)	(153,330)

		(332,669)

Machinery – (2.1)%
Cummins, Inc.	(700)	(67,130)
Deere & Co.	(1,500)	(115,230)
Komatsu Ltd.	(7,000)	(155,290)
PACCAR, Inc.	(1,600)	(64,016)
SPX Corp.	(800)	(48,576)
Yangzijiang Shipbuilding Holdings Ltd.	(175,000)	(138,829)

		(589,071)

Professional Services – (0.3)%
Capita Group PLC (The)	(7,500)	(83,376)

Road & Rail – (1.8)%
Canadian Pacific Railway Ltd.	(2,000)	(162,557)
Kansas City Southern	(1,600)	(116,480)
Tobu Railway Co., Ltd.	(43,000)	(232,317)

		(511,354)

Trading Companies & Distributors – (0.6)%
Fastenal Co.	(2,200)	(94,864)
MSC Industrial Direct Co., Inc. – Class A	(900)	(61,857)

		(156,721)

		(3,597,627)

Consumer Discretionary – (12.5)%
Auto Components – (0.6)%
BorgWarner, Inc.(b)	(1,100)	(73,810)
GKN PLC	(27,100)	(89,103)

		(162,913)

Distributors – (0.6)%
Li & Fung Ltd.	(32,000)	(62,773)
LKQ Corp.(b)	(3,000)	(105,990)

		(168,763)

Hotels, Restaurants & Leisure – (2.7)%
Accor SA	(2,800)	(92,919)
Carnival PLC	(2,800)	(93,918)
Darden Restaurants, Inc.	(2,900)	(148,422)
Shangri-La Asia Ltd.	(76,000)	(149,241)
Starwood Hotels & Resorts Worldwide, Inc.	(2,600)	(140,790)
Wynn Macau Ltd.	(60,000)	(127,144)

		(752,434)

Household Durables – (0.3)%
Persimmon PLC	(8,700)	(83,726)

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – (0.5)%
Rakuten, Inc.	(13,000)	$(129,338)

Leisure Equipment & Products – (0.8)%
Mattel, Inc.	(4,100)	(144,197)
Namco Bandai Holdings, Inc.	(5,500)	(78,989)

		(223,186)

Media – (3.9)%
Dentsu, Inc.	(5,600)	(148,655)
DIRECTV(b)	(2,100)	(104,286)
Jupiter Telecommunications Co., Ltd.	(125)	(124,800)
Liberty Global, Inc.(b)	(1,200)	(63,336)
Pearson PLC	(7,900)	(147,901)
Publicis Groupe SA	(2,400)	(118,148)
Thomson Reuters Corp. (New York)	(5,200)	(147,212)
Thomson Reuters Corp. (Toronto)	(5,000)	(141,796)
WPP PLC	(8,700)	(110,005)

		(1,106,139)

Multiline Retail – (0.9)%
Family Dollar Stores, Inc.	(900)	(59,472)
Parkson Retail Group Ltd.	(156,000)	(139,733)
Target Corp.	(1,100)	(66,715)

		(265,920)

Specialty Retail – (1.2)%
AutoNation, Inc.(b)	(1,500)	(59,145)
CarMax, Inc.(b)	(4,200)	(116,886)
Dick’s Sporting Goods, Inc.	(1,500)	(73,680)
Fast Retailing Co., Ltd.	(400)	(82,149)

		(331,860)

Textiles, Apparel & Luxury Goods – (1.0)%
Swatch Group AG (The)	(3,200)	(222,947)
Yue Yuen Industrial Holdings Ltd.	(25,000)	(75,318)

		(298,265)

		(3,522,544)

Consumer Staples – (11.6)%
Beverages – (3.5)%
Carlsberg A/S	(2,300)	(185,906)
Coca-Cola Enterprises, Inc.	(4,000)	(117,280)
Molson Coors Brewing Co. – Class B	(2,500)	(105,800)
PepsiCo, Inc.	(2,600)	(189,098)
Pernod-Ricard SA	(1,600)	(171,945)
SABMiller PLC	(5,200)	(224,211)

		(994,240)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – (3.0)%
Casino Guichard Perrachon SA	(1,500)	$(125,794)
Metcash Ltd.	(20,000)	(71,543)
Metro AG	(2,700)	(74,246)
Safeway, Inc.	(5,500)	(85,525)
Shoppers Drug Mart Corp.	(3,000)	(123,697)
Sysco Corp.	(5,900)	(173,401)
Walgreen Co.	(2,200)	(79,992)
Wesfarmers Ltd.	(3,500)	(119,452)

		(853,650)

Food Products – (3.3)%
Aryzta AG	(2,700)	(134,023)
Bunge Ltd.	(1,300)	(85,501)
Calbee, Inc.	(1,500)	(104,436)
HJ Heinz Co.	(2,500)	(138,025)
Kellogg Co.	(2,500)	(119,250)
Kraft Foods, Inc. – Class A	(3,300)	(131,043)
Ralcorp Holdings, Inc.(b)	(1,400)	(83,538)
Yakult Honsha Co., Ltd.	(3,500)	(135,316)

		(931,132)

Household Products – (0.9)%
Colgate-Palmolive Co.	(900)	(96,624)
Unicharm Corp.	(3,000)	(165,279)

		(261,903)

Personal Products – (0.5)%
Hengan International Group Co., Ltd.	(13,500)	(127,923)

Tobacco – (0.4)%
Reynolds American, Inc.	(2,200)	(101,794)

		(3,270,642)

Information Technology – (7.8)%
Computers & Peripherals – (1.7)%
EMC Corp./MA(b)	(5,700)	(149,397)
Fujitsu Ltd.	(20,000)	(78,461)
Lenovo Group Ltd.	(380,000)	(262,537)

		(490,395)

Electronic Equipment, Instruments & Components – (1.4)%
Hoya Corp.	(6,000)	(133,085)
Murata Manufacturing Co., Ltd.	(2,000)	(99,567)
Spectris PLC	(3,000)	(72,541)
Trimble Navigation Ltd.(b)	(2,000)	(88,520)

		(393,713)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – (1.3)%
Alliance Data Systems Corp.(b)	(700)	$(91,000)
Automatic Data Processing, Inc.	(1,500)	(84,825)
Infosys Ltd. (Sponsored ADR)	(1,500)	(59,370)
NTT Data Corp.	(42)	(126,862)

		(362,057)

Office Electronics – (0.2)%
Xerox Corp.	(8,900)	(61,677)

Semiconductors & Semiconductor Equipment – (1.6)%
Altera Corp.	(2,000)	(70,900)
ARM Holdings PLC	(15,200)	(131,488)
Broadcom Corp. – Class A	(2,500)	(84,700)
Linear Technology Corp.	(2,500)	(80,625)
Texas Instruments, Inc.	(2,800)	(76,272)

		(443,985)

Software – (1.6)%
ANSYS, Inc.(b)	(1,000)	(59,960)
MICROS Systems, Inc.(b)	(1,200)	(57,288)
Oracle Corp.	(3,000)	(90,600)
Red Hat, Inc.(b)	(1,100)	(59,026)
SAP AG	(2,800)	(177,696)

		(444,570)

		(2,196,397)

Materials – (7.5)%
Chemicals – (5.5)%
Air Liquide SA	(1,650)	(184,530)
Air Products & Chemicals, Inc.	(1,500)	(120,645)
Akzo Nobel NV	(2,200)	(118,743)
Dow Chemical Co. (The)	(2,400)	(69,072)
Ecolab, Inc.	(1,600)	(104,720)
EI du Pont de Nemours & Co.	(2,300)	(114,310)
Johnson Matthey PLC	(2,300)	(78,408)
K+S AG	(3,500)	(172,670)
Nitto Denko Corp.	(4,000)	(171,854)
Potash Corp. of Saskatchewan, Inc.	(2,300)	(101,830)
Praxair, Inc.	(1,000)	(103,760)
Sigma-Aldrich Corp.	(1,200)	(83,040)
Yara International ASA	(2,700)	(127,495)

		(1,551,077)

Construction Materials – (0.4)%
Fletcher Building Ltd.	(24,000)	(118,318)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – (0.5)%
Crown Holdings, Inc.(b)	(2,300)	$(82,570)
Rock-Tenn Co.	(1,200)	(69,864)

		(152,434)

Metals & Mining – (1.1)%
Glencore International PLC	(18,500)	(92,522)
Mitsubishi Materials Corp.	(49,000)	(135,063)
Sims Metal Management Ltd.	(9,000)	(77,892)

		(305,477)

		(2,127,306)

Health Care – (7.2)%
Health Care Equipment & Supplies – (1.2)%
Covidien PLC	(2,100)	(117,348)
Getinge AB	(3,500)	(100,072)
Terumo Corp.	(3,000)	(122,533)

		(339,953)

Health Care Providers & Services – (1.6)%
DaVita, Inc.(b)	(1,200)	(118,104)
Express Scripts Holding Co.(b)	(1,800)	(104,292)
Henry Schein, Inc.(b)	(1,700)	(127,177)
Sinopharm Group Co., Ltd.	(38,400)	(112,378)

		(461,951)

Life Sciences Tools & Services – (0.3)%
Waters Corp.(b)	(1,100)	(85,228)

Pharmaceuticals – (4.1)%
Bayer AG	(2,300)	(174,691)
Johnson & Johnson	(2,000)	(138,440)
Kyowa Hakko Kirin Co., Ltd.	(18,000)	(200,208)
Merck KGaA	(1,400)	(140,802)
Mylan, Inc./PA(b)	(3,400)	(78,302)
Novartis AG	(3,400)	(199,645)
Shionogi & Co., Ltd.	(6,600)	(94,009)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(2,900)	(118,581)

		(1,144,678)

		(2,031,810)

Energy – (6.5)%
Energy Equipment & Services – (1.5)%
Baker Hughes, Inc.	(1,200)	(55,584)
Cameron International Corp.(b)	(1,100)	(55,297)
FMC Technologies, Inc.(b)	(2,000)	(90,240)
Tenaris SA	(5,200)	(100,840)
WorleyParsons Ltd.	(4,700)	(128,179)

		(430,140)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – (5.0)%
Apache Corp.	(1,000)	$(86,120)
BG Group PLC	(10,400)	(204,727)
Crescent Point Energy Corp.	(2,800)	(111,291)
Devon Energy Corp.	(1,500)	(88,680)
EQT Corp.	(1,500)	(84,600)
Exxon Mobil Corp.	(1,200)	(104,220)
OMV AG	(2,800)	(87,853)
Origin Energy Ltd.	(12,200)	(150,588)
Pacific Rubiales Energy Corp.	(4,100)	(92,765)
PetroChina Co., Ltd.	(102,000)	(127,360)
Premier Oil PLC(b)	(18,400)	(110,871)
Spectra Energy Corp.	(2,100)	(64,449)
Tullow Oil PLC	(4,900)	(98,626)

		(1,412,150)

		(1,842,290)

Utilities – (2.6)%
Electric Utilities – (1.7)%
Cheung Kong Infrastructure Holdings Ltd.	(27,000)	(162,712)
Northeast Utilities	(1,900)	(75,772)
PPL Corp.	(4,500)	(130,050)
Shikoku Electric Power Co., Inc.	(7,800)	(120,228)

		(488,762)

Independent Power Producers & Energy Traders – (0.4)%
Datang International Power Generation Co., Ltd.	(302,000)	(106,290)

Multi-Utilities – (0.5)%
E.ON AG	(6,900)	(146,846)

		(741,898)

Telecommunication Services – (1.7)%
Diversified Telecommunication Services – (1.1)%
AT&T, Inc.	(4,500)	(170,640)
Singapore Telecommunications Ltd.	(46,000)	(131,888)

		(302,528)

Wireless Telecommunication Services – (0.6)%
KDDI Corp.	(27)	(185,900)

		(488,428)

Total Common Stocks (proceeds $24,169,668)		(24,082,650)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

Company		Shares	U.S. $ Value

Investment Companies – (0.5)%
Funds and Investment Trusts – (0.5)%
iShares PLC – iShares FTSE 100 (proceeds $128,553)		(15,000)	$(132,829)

		Principal Amount (000)
Corporates – Investment Grade – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Elekta AB 2.75%, 4/25/17 (proceeds $8,998)	SEK	(60)	(9,763)

Total Securities Sold Short (proceeds $24,307,219)			(24,225,242)

Total Investments, Net of Securities Sold Short – 36.2% (cost $9,210,247)			10,229,044
Other assets less liabilities – 63.8%			18,044,393

Net Assets – 100.0%			$28,273,437

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	US Dividend Custom Basket	15,000	0.40%	$1,430	4/15/13	Bank of America, NA	$13,595
Receive	Global Dividend Custom Basket	1,499	1.00%	1,340	4/15/13	Deutsche Bank AG	32,030

Pay Total Return on Reference Index
Pay	S&P United States 500 Total Return 1988 Index	620	0.24%	1,458	4/15/13	Bank of America, NA	(28,121)
Pay	MSCI Daily TR Gross EAFE & Canada USD Index	273	0.60%	1,287	4/15/13	JPMorgan Chase Bank, NA	(30,561)
Pay	Russell 2000 Total Return Index	41	0.24%	149	5/15/13	UBS AG	1,755

							$(11,302)

(a)	Securities, or a portion thereof, with an aggregate market value of $11,502,206 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

FTSE – Financial Times Stock Exchange

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2012

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,171,963 and $25,695,331, respectively)(a)	$5,440,006		$26,632,151
Affiliated issuers (cost $1,440,169 and $7,822,135, – including investment of cash collateral for securities loaned of $88,725 and $929,864, respectively)	1,440,169		7,822,135
Cash	– 0	–	35,267
Deposit at broker for securities sold short	4,303,206		19,033,117
Foreign currencies, at value (cost $573 and $174,198, respectively)	588		175,456
Receivable due from Adviser	88,379		58,733
Receivable for investment securities sold and foreign currency transactions	61,140		256,449
Receivable for capital stock sold	25,063		95,800
Unrealized appreciation on total return swap contracts	8,086		47,380
Dividends and interest receivable	4,353		23,086

Total assets	11,370,990		54,179,574

Liabilities
Payable for securities sold short, at value (proceeds received $4,680,782 and $24,307,219, respectively)	4,763,978		24,225,242
Payable for investment securities purchased and foreign currency transactions	189,713		538,373
Payable for collateral received on securities loaned	88,725		929,864
Unrealized depreciation on total return swap contracts	14,060		58,682
Transfer Agent fee payable	4,786		2,431
Dividends payable	4,599		22,863
Payable for capital stock redeemed	3,971		9,476
Distribution fee payable	1,121		610
Interest expense payable	297		63
Accrued expenses and other liabilities	98,760		118,533

Total liabilities	5,170,010		25,906,137

Net Assets	$6,200,980		$28,273,437

(a)	Includes securities on loan with a value of $85,046 and $875,916, respectively (see Note E).

See notes to financial statements.

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Composition of Net Assets
Capital stock, at par	$1,206	$5,459
Additional paid-in capital	6,057,879	28,561,902
Distributions in excess of net investment income/Accumulated net investment loss	(12,723)	(348,637)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(24,270)	(953,605)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	178,888	1,008,318

Net Assets	$6,200,980	$28,273,437

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

Market Neutral Strategy – U.S.	Net Assets	Shares Outstanding	Net Asset Value

Class A	$2,715,481	264,510	$10.27	*

Class C	$617,101	60,838	$10.14

Advisor Class	$757,001	73,181	$10.34

Class R	$10,244	1,000	$10.24

Class K	$85,147	8,270	$10.30

Class I	$2,016,006	195,000	$10.34

Market Neutral Strategy – Global

Class A	$1,352,725	131,303	$10.30	*

Class C	$376,400	37,067	$10.15

Advisor Class	$1,905,830	183,917	$10.36

Class R	$10,259	1,000	$10.26

Class K	$10,310	1,000	$10.31

Class I	$24,617,913	2,375,095	$10.37

*	The maximum offering price per share for Class A shares Market Neutral – U.S. and Market Neutral – Global were $10.73 and $10.76, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2012

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $352 and $25,818, respectively)	$127,856		$568,943
Affiliated issuers	1,282		5,743
Securities lending income	661		10,694

Total income	129,799		585,380

Expenses
Advisory fee (see Note B)	86,475		276,737
Distribution fee—Class A	11,621		1,869
Distribution fee—Class C	2,139		2,517
Distribution fee—Class R	51		51
Distribution fee—Class K	103		26
Transfer agency—Class A	19,360		2,319
Transfer agency—Class C	2,782		1,456
Transfer agency—Advisor Class	4,640		8,656
Transfer agency—Class R	6		6
Transfer agency—Class K	72		5
Transfer agency—Class I	403		3,922
Custodian	125,674		169,922
Registration fees	70,105		73,898
Administrative	62,500		60,500
Audit	47,282		55,048
Printing	45,363		19,420
Legal	42,860		42,444
Directors’ fees	17,363		10,460
Amortization of offering expense	1,897		1,554
Miscellaneous	11,270		28,450

Total expenses before expenses on securities sold short	551,966		759,260
Dividend expense	106,330		541,692
Broker fee	8,200		69,580
Interest expense	2,167		145,944

Total expenses	668,663		1,516,476
Less: expenses waived and reimbursed by the Adviser (see Note B)	(451,577)		(466,990)

Net expenses	217,086		1,049,486

Net investment loss	(87,287)		(464,106)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	405,650		481,398
Securities sold short	(365,138)		(1,250,677)
Futures contracts	– 0	–	47,130

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Options written	$39,763		$31,909
Swap contracts	(11,936)		(33,397)
Foreign currency transactions	12		(5,392)
Net change in unrealized appreciation/depreciation of:
Investments	167,188		775,574
Securities sold short	(78,760)		109,941
Futures contracts	– 0	–	(1,762)
Swap contracts	(8,021)		(12,595)
Foreign currency denominated assets and liabilities	18		386

Net gain on investment and foreign currency transactions	148,776		142,515

Contributions from Adviser (see Note B)	– 0	–	1,147

Net Increase (Decrease) in Net Assets from Operations	$61,489		$(320,444)

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy — U.S.
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(87,287)	$(14,991)
Net realized gain (loss) on investment and foreign currency transactions	68,351	(61,531)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	80,425	98,463

Net increase in net assets from operations	61,489	21,941
Dividends and Distributions to Shareholders from
Net investment income
Class A	(824)	– 0	–
Class I	(1,189)	– 0	–
Net realized gain on investment transactions
Class A	(3,707)	– 0	–
Class C	(139)	– 0	–
Advisor Class	(222)	– 0	–
Class R	(7)	– 0	–
Class K	(7)	– 0	–
Class I	(1,404)	– 0	–
Capital Stock Transactions
Net increase	4,073,334	2,051,715

Total increase	4,127,324	2,073,656
Net Assets
Beginning of period	2,073,656	– 0	–

End of period (including distributions in excess of net investment income of ($12,723) and accumulated net investment loss of ($5,333), respectively)	$6,200,980	$2,073,656

(a)	Commencement of operations.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

	Market Neutral Strategy — Global
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(464,106)	$(33,025)
Net realized gain (loss) on investment and foreign currency transactions	(729,029)	1,695
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	871,544	136,774
Contributions from Adviser (see Note B)	1,147	– 0	–

Net increase (decrease) in net assets from operations	(320,444)	105,444
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(1,331)	– 0	–
Class C	(1,337)	– 0	–
Advisor Class	(7,166)	– 0	–
Class R	(51)	– 0	–
Class K	(51)	– 0	–
Class I	(121,130)	– 0	–
Capital Stock Transactions
Net increase	26,390,373	2,229,130

Total increase	25,938,863	2,334,574
Net Assets
Beginning of period	2,334,574	– 0	–

End of period (including accumulated net investment loss of ($348,637) and ($11,410), respectively)	$28,273,437	$2,334,574

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global (the “Strategies”). The Strategies commenced operations on August 3, 2010. The Strategies offer Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of July 31, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class I shares of AllianceBernstein Market Neutral Strategy—U.S. The Advisor was also the sole shareholder of Class R and Class K shares of AllianceBernstein Market Neutral Strategy—Global as of July 31, 2012. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of July 31, 2012:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$5,440,006		$	– 0	–	$	– 0	–	$5,440,006
Short-Term Investments	1,351,444			– 0	–		– 0	–	1,351,444
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	88,725			– 0	–		– 0	–	88,725
Liabilities:
Common Stocks*	(4,763,978)			– 0	–		– 0	–	(4,763,978)

Total Investments in Securities	2,116,197			– 0	–		– 0	–	2,116,197
Other Financial Instruments** :
Assets:
Total Return Swap Contracts	– 0	–		8,086			– 0	–	8,086
Liabilities:
Total Return Swap Contracts	– 0	–		(14,060)			– 0	–	(14,060)

Total+	$2,116,197			$(5,974)		$	– 0	–	$2,110,223

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

Market Neutral Strategy – Global
Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$1,513,241	$3,113,277		$	– 0	–	$4,626,518
Industrials	1,823,789	1,853,258			– 0	–	3,677,047
Consumer Discretionary	1,160,191	2,304,007			– 0	–	3,464,198
Consumer Staples	1,564,996	1,769,929			– 0	–	3,334,925
Health Care	1,167,369	1,661,824			– 0	–	2,829,193
Energy	1,164,626	1,442,277			– 0	–	2,606,903
Information Technology	1,775,819	733,473			– 0	–	2,509,292
Materials	898,610	1,493,208			– 0	–	2,391,818
Telecommunication Services	157,990	500,132			– 0	–	658,122
Utilities	178,155	355,980			– 0	–	534,135
Short-Term Investments	6,892,271	– 0	–		– 0	–	6,892,271
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	929,864	– 0	–		– 0	–	929,864

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Liabilities:
Common Stocks:
Financials	$(1,207,101)	$(3,056,607)	$	– 0	–	$(4,263,708)
Industrials	(1,632,494)	(1,965,133)	– 0	–	(3,597,627)
Consumer Discretionary	(1,570,537)	(1,952,007)	– 0	–	(3,522,544)
Consumer Staples	(1,630,568)	(1,640,074)	– 0	–	(3,270,642)
Information Technology	(1,114,160)	(1,082,237)	– 0	–	(2,196,397)
Materials	(849,811)	(1,277,495)	– 0	–	(2,127,306)
Health Care	(887,472)	(1,144,338)	– 0	–	(2,031,810)
Energy	(833,246)	(1,009,044)	– 0	–	(1,842,290)
Utilities	(205,822)	(536,076)	– 0	–	(741,898)
Telecommunication Services	(170,640)	(317,788)	– 0	–	(488,428)
Investment Companies	(132,829)	– 0	–	– 0	–	(132,829)
Corporates - Investment Grades	– 0	–	– 0	–	(9,763)	(9,763)

Total Investments in Securities	8,992,241	1,246,566	+	(9,763)	10,229,044
Other Financial Instruments* :
Assets:
Total Return Swap Contracts	– 0	–	47,380	– 0	–	47,380
Liabilities:
Total Return Swap Contracts	– 0	–	(58,682)	– 0	–	(58,682)

Total ++	$8,992,241	$1,235,264	$(9,763)	$10,217,742

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between level 1 and Level 2 during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Investment Grades			Total
Balance as of 7/31/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(765)			(765)
Payments to cover short sales		– 0	–		– 0	–
Proceeds from short sales		(8,998)			(8,998)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 7/31/12		$(9,763)			$(9,763)

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/12*		$(765)			$(765)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategies) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $177,441 and $174,913 have been deferred for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, and were amortized on a straight line basis over a one year period starting from August 3, 2010.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 2, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before August 2, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2012. For the year ended July 31, 2012, such reimbursement amounted to $389,077 and $406,490 for Market Neutral Strategy—U.S. and

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Market Neutral Strategy—Global, respectively. For the period from inception through July 31, 2012, such reimbursement amounting to $858,600 and $911,937, respectively, which is subject to repayment, not to exceed the amount of offering expenses of $177,441 and $174,913, respectively.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the year ended July 31, 2012, such fees amounted to $62,500 and $60,500 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively. Such fees were voluntarily waived by the Adviser.

During the year ended July 31, 2012, the Adviser reimbursed the Market Neutral Strategy—Global $1,147 for trading losses incurred due to a trade entry error.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,007 for Market Neutral Strategy—U.S. and $18,011 for Market Neutral Strategy—Global for the year ended July 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the year ended July 31, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$558	$	– 0	–	$	– 0	–
Global	1,017		– 0	–		174

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended July 31, 2012 is as follows:

Strategy	Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
U.S.	$43	$12,731	$11,423	$1,351	$1
Global	433	38,820	32,361	6,892	4

Brokerage commissions paid on investment transactions for the year ended July 31, 2012 amounted to $25,943 and $127,211 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, of which $288 and $0; and $1,520 and $1,183; were paid by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$11,927	$650	$2,478
Global	10,914	654	702

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2012, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$14,390,287	$11,512,328	$12,713,922	$10,245,373
Global	68,173,107	44,870,000	70,102,737	48,726,594

During the year ended July 31, 2012, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation/ (Depreciation) on Securities Sold Short		Net Unrealized Appreciation
Strategy	Cost of Investments	Appreciation on Investments	Depreciation on Investments
U.S.	$6,644,758	$360,656	$(125,239)	$235,417	$(83,196	)(a)	$152,221
Global	33,620,472	1,529,418	(695,604)	833,814	81,977	(b)	915,791

(a)	Gross unrealized appreciation was $152,928 and gross unrealized depreciation was $(236,124), resulting in net unrealized depreciation of $(83,196).

(b)	Gross unrealized appreciation was $1,021,118 and gross unrealized depreciation was $(939,141), resulting in net unrealized appreciation of $81,977.

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures contracts for foreign currencies or

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Notes to Financial Statements

options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategies records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—Global held futures contracts for hedging and non-hedging purposes. AllianceBernstein Market Neutral Strategy—U.S. did not hold futures contracts.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategies. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—Global held forward currency exchange contracts for hedging and non-hedging purposes. AllianceBernstein Market Neutral—U.S. did not hold foreign currency exchange contracts.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Notes to Financial Statements

the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held purchased options for hedging and non-hedging purposes.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held written options for hedging and non-hedging purposes.

For the year ended July 31, 2012, the Strategies had the following transactions in written options:

Market Neutral Strategy — U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/11	– 0	–	$	– 0	–
Options written	623			64,411
Options expired	(254)			(36,354)
Options bought back	(345)			(26,758)
Options exercised	(24)			(1,299)

Options written outstanding as of 7/31/12	– 0	–	$	– 0	–

Market Neutral Strategy — Global	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/11	– 0	–	$	– 0	–
Options written	1,177			128,419
Options expired	(289)			(38,967)
Options bought back	(845)			(87,053)
Options exercised	(43)			(2,399)

Options written outstanding as of 7/31/12	– 0	–	$	– 0	–

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held total return swaps for hedging and non-hedging.

Variance Swaps:

The Strategy may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Notes to Financial Statements

between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended July 31, 2012, AllianceBernstein Market Neutral Strategy—U.S. held variance swaps for hedging and non-hedging purposes. AllianceBernstein Market Neutral Strategy—Global did not hold variance swaps.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of July 31, 2012, the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global had OTC derivatives with contingent features in net liability positions in the amount of $7,262 and $45,087, respectively. If a trigger event had occurred at July 31, 2012, for those derivatives in a net liability position an amount of $7,262 and $45,087, respectively, would be required to be posted by the Strategies.

At July 31, 2012, the Strategies had entered into the following derivatives:

Market Neutral Strategy – U.S.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swap contracts	$8,086	Unrealized depreciation on total return swap contracts	$14,060

Total		$8,086		$14,060

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(50,773)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	39,763		– 0	–

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(11,936)		(8,021)

Total		$(22,946)		$(8,021)

For the year ended July 31, 2012, the average monthly notional amount of total return swaps was $927,541. For ten months of the year, the average monthly cost of purchased options contracts was $47,270. For six months of the year, the average monthly notional amount of variance swaps was $36,502.

Market Neutral Strategy – Global

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swap contracts	$47,380	Unrealized depreciation on total return swap contracts	$58,682

Total		$47,380		$58,682

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(6,531)	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(194,892)		– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	31,909		– 0	–

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	47,130		(1,762)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(33,397)		(12,595)

Total		$(155,781)		$(14,357)

For the year ended July 31, 2012, the average monthly notional amount of total return swaps was $2,273,169. For ten months of the year, the average monthly cost of purchased options contracts was $147,283. For three months of the year, the average monthly principal amount of foreign currency exchange contracts was $53,408 and the average monthly original value of futures contracts was $249,830.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all securities loans will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Notes to Financial Statements

received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2012, the Market Neutral Strategy – U.S. and the Market Neutral Strategy – Global had securities on loan with a value of $85,046 and $875,916, respectively, and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $88,725 and $929,864, respectively. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Market Neutral Strategy – U.S. earned securities lending income of $661 and $206 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are reflected in the statement of operations. The Market Neutral Strategy – Global earned securities lending income of $10,694 and $1,655 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are also reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Strategies’ transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2012 is as follows:

Strategy	Market Value July 31, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
U.S.	$	– 0	–	$2,150	$2,061	$89	$	– 0	–*
Global		– 0	–	9,039	8,109	930		2

*	Amount is less than $500.

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE F

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral—U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral—Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

			Market Neutral Strategy — U.S.
	Shares				Amount
	Year Ended July 31, 2012		August 3, 2010(a) to July 31, 2011		Year Ended July 31, 2012			August 3, 2010(a) to July 31, 2011

Class A
Shares sold	826,617		5,911			$8,504,004		$58,189

Shares issued in reinvestment of dividends and distributions	399		– 0	–		4,089		– 0	–

Shares redeemed	(567,558)		(859)			(5,869,672)		(8,396)

Net increase	259,458		5,052			$2,638,421		$49,793

Class C
Shares sold	62,218		2,210			$634,040		$21,939

Shares issued in reinvestment of distributions	12		– 0	–		116		– 0	–

Shares redeemed	(3,599)		(3)			(36,710)		(25)

Net increase	58,631		2,207			$597,446		$21,914

Advisor Class
Shares sold	297,393		1,000			$3,084,883		$10,002

Shares issued in reinvestment of distributions	21		– 0	–		215		– 0	–

Shares redeemed	(225,233)		– 0	–		(2,323,129)		– 0	–

Net increase	72,181		1,000			$761,969		$10,002

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	7,370		1,000			$76,525		$10,002

Shares redeemed	(100)		– 0	–		(1,027)		– 0	–

Net increase	7,270		1,000			$75,498		$10,002

Class I
Shares sold	– 0	–	195,000		$	– 0	–	$1,950,002

Net increase	– 0	–	195,000		$	– 0	–	$1,950,002

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Notes to Financial Statements

			Market Neutral Strategy – Global
	Shares				Amount
	Year Ended July 31, 2012		August 3, 2010(a) to July 31, 2011		Year Ended July 31, 2012			August 3, 2010(a) to July 31, 2011

Class A
Shares sold	144,245		14,920			$1,484,263		$150,981

Shares issued in reinvestment of distributions	125		– 0	–		1,280		– 0	–

Shares redeemed	(27,987)		– 0	–		(287,474)		– 0	–

Net increase	116,383		14,920			$1,198,069		$150,981

Class C
Shares sold	38,152		10,554			$393,123		$107,743

Shares issued in reinvestment of distributions	126		– 0	–		1,286		– 0	–

Shares redeemed	(2,211)		(9,554)			(22,650)		(96,786)

Net increase	36,067		1,000			$371,759		$10,957

Advisor Class
Shares sold	286,086		12,049			$2,977,416		$123,996

Shares issued in reinvestment of distributions	680		– 0	–		7,016		– 0	–

Shares redeemed	(112,295)		(2,603)			(1,163,887)		(26,810)

Net increase	174,471		9,446			$1,820,545		$97,186

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	2,180,095		195,000			$23,000,000		$1,950,002

Net increase	2,180,095		195,000			$23,000,000		$1,950,002

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended July 31, 2012.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended July 31, 2012 was as follows:

Market Neutral Strategy – U.S.	2012
Distributions paid from:
Ordinary income	$ – 0	–
Long-term capital gain	7,499

Total distributions paid	$7,499

Market Neutral Strategy – Global	2012
Distributions paid from:
Ordinary income	$116,888
Long-term capital gain	14,178

Total distributions paid	$131,066

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy – U.S.
Undistributed long-term capital gain	$29,425
Accumulated capital and other losses	(21,821	)(a)
Unrealized appreciation/(depreciation)	131,168	(b)

Total accumulated earnings/(deficit)	$138,772	(c)

(a)

During the fiscal year, the Strategy utilized $47,194 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Strategy had a qualified late-year ordinary loss deferral of $21,821, which is deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to a dividend reclassification, the tax treatment of swaps and a net operating loss disallowance resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

	Market Neutral Strategy – Global
Accumulated capital and other losses	$(1,164,179	)(a)
Unrealized appreciation/(depreciation)	871,252	(b)

Total accumulated earnings/(deficit)	$(292,927	)(c)

(a)

At July 31, 2012, the Strategy had a qualified late-year ordinary loss deferral of $331,782, a post-October short-term capital loss deferral of $757,096, and a post-October long-term capital loss deferral of $75,301. These losses are deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnership investments, contributions from the Adviser, a dividend overdistribution, and the reclassification of a net operating loss resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of July 31, 2012, the Strategies did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class A
	Year Ended July 31, 2012		August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.07		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.15)		(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.36		.17

Net increase in net asset value from operations	.21		.07

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.01)		– 0	–

Net asset value, end of period	$ 10.27		$ 10.07

Total Return
Total investment return based on net asset value(e)	2.07%		.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,715		$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.24%		2.87	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.55%		1.55	%(f)(g)
Expenses, before waivers/reimbursements	9.05%		59.34	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	7.36%		58.02	%(f)(g)
Net investment loss(c)	(1.35)%		(1.12	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%		172%
Portfolio turnover rate (including securities sold short)	212%		216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class C
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.01	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.20)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.34	.17

Net increase in net asset value from operations	.14	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.14	$ 10.01

Total Return
Total investment return based on net asset value(e)	1.37%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$617	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.87%	3.62	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	2.25%	2.25	%(f)(g)
Expenses, before waivers/reimbursements	13.19%	57.90	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	11.57%	56.53	%(f)(g)
Net investment loss(c)	(2.06)%	(1.71	) %(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%	172%
Portfolio turnover rate (including securities sold short)	212%	216%

See footnote summary on page 88.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Advisor Class
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.37	.17

Net increase in net asset value from operations	.25	.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	2.45%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$757	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.95%	2.60	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	9.44%	56.90	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	7.74%	55.54	%(f)(g)
Net investment loss(c)	(1.11)%	(.74	) %(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%	172%
Portfolio turnover rate (including securities sold short)	212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class R
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.05	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.16)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.36	.17

Net increase in net asset value from operations	.20	.05

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.24	$ 10.05

Total Return
Total investment return based on net asset value(e)	1.96%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.42%	3.10	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	11.08%	29.74	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	9.40%	28.39	%(f)(g)
Net investment loss(c)	(1.57)%	(1.24	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%	172%
Portfolio turnover rate (including securities sold short)	212%	216%

See footnote summary on page 88.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class K
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.13)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.36	.18

Net increase in net asset value from operations	.23	.08

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	2.25%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.25%	2.85	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.50%	1.50	%(f)(g)
Expenses, before waivers/reimbursements	10.96%	29.47	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	9.21%	28.11	%(f)(g)
Net investment loss(c)	(1.29)%	(.99	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%	172%
Portfolio turnover rate (including securities sold short)	212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class I
	Year Ended July 31, 2012		August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.10		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)		(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.36		.17

Net increase in net asset value from operations	.25		.10

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.01)		– 0	–

Net asset value, end of period	$ 10.34		$ 10.10

Total Return
Total investment return based on net asset value(e)	2.51%		1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,017		$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.93%		2.60	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.25%		1.25	%(f)(g)
Expenses, before waivers/reimbursements	10.53%		29.19	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	8.85%		27.84	%(f)(g)
Net investment loss(c)	(1.07)%		(.74	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	192%		172%
Portfolio turnover rate (including securities sold short)	212%		216%

See footnote summary on page 88.

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class A
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.47	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.23)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.11	.63
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.12)	.47

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.30	$ 10.47

Total Return
Total investment return based on net asset value(e)	(1.14)%	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,353	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	5.09%	4.52	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.60%	1.60	%(f)(g)
Expenses, before waivers/reimbursements	8.19%	42.88	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	4.70%	39.96	%(f)(g)
Net investment loss(c)	(2.23)%	(1.76	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class C
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.39	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.31)	(.34)
Net realized and unrealized gain on investment and foreign currency transactions	.12	.73
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.19)	.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.15	$ 10.39

Total Return
Total investment return based on net asset value(e)	(1.82)%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$376	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	5.72%	5.45	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	2.30%	2.30	%(f)(g)
Expenses, before waivers/reimbursements	8.72%	43.85	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	5.30%	40.70	%(f)(g)
Net investment loss(c)	(3.03)%	(3.49	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

See footnote summary on page 88.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Advisor Class
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.21)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	.12	.63
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.36	$ 10.50

Total Return
Total investment return based on net asset value(e)	(.85)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,906	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.85%	4.18	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.30%	1.30	%(f)(g)
Expenses, before waivers/reimbursements	7.75%	41.00	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	4.21%	38.12	%(f)(g)
Net investment loss(c)	(2.04)%	(1.40	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class R
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.45	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.26)	(.20)
Net realized and unrealized gain on investment and foreign currency transactions	.12	.65
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	.45

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.26	$ 10.45

Total Return
Total investment return based on net asset value(e)	(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	5.14%	4.63	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.80%	1.80	%(f)(g)
Expenses, before waivers/reimbursements	8.97%	31.18	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	5.64%	28.36	%(f)(g)
Net investment loss(c)	(2.52)%	(2.02	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

See footnote summary on page 88.

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class K
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.24)	(.18)
Net realized and unrealized gain on investment and foreign currency transactions	.12	.66
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.12)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.31	$ 10.48

Total Return
Total investment return based on net asset value(e)	(1.13)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.89%	4.38	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.55%	1.55	%(f)(g)
Expenses, before waivers/reimbursements	8.71%	30.92	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	5.37%	28.09	%(f)(g)
Net investment loss(c)	(2.27)%	(1.77	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class I
	Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.22)	(.15)
Net realized and unrealized gain on investment and foreign currency transactions	.14	.65
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.37	$ 10.50

Total Return
Total investment return based on net asset value(e)	(.75)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,618	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.71%	4.13	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.30%	1.30	%(f)(g)
Expenses, before waivers/reimbursements	6.71%	30.66	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	3.30%	27.83	%(f)(g)
Net investment loss(c)	(2.08)%	(1.52	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	201%	189%
Portfolio turnover rate (including securities sold short)	270%	240%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.
(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global

We have audited the accompanying statements of assets and liabilities of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (two of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Funds”), including the portfolios of investments, as of July 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period August 3, 2010 (commencement of operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global of AllianceBernstein Cap Fund, Inc. at July 31, 2012, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year then ended and the period August 3, 2010 (commencement of operations) through July 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2012

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategies during the taxable year ended July 31, 2012. For corporate shareholders of Market Neutral Strategy—Global, 99.18% of dividends paid qualify for the dividends received deduction.

For the taxable year ended July 31, 2012, Market Neutral Strategy—Global designates $313,332 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

2012 FEDERAL TAX INFORMATION

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 80 (2010) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 70 (2010)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2010)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	99	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2010)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	99	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Yun Chen 35	Vice President	Senior Vice President of the Adviser,** since 2008. Prior thereto he was at Goldman Sachs Asset Management, with which he had been associated since prior to 2007.

Vadim Zlotnikov 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

Management of the Fund

Information Regarding the Review and Approval of the Portfolios’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Market Neutral Strategy – Global and AllianceBernstein Market Neutral Strategy – U.S. (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on
May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each of the Portfolios was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolios and the overall arrangements between the Portfolios and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from each Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolios before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolios (August 2010 inception) was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	101

classes of the Portfolios’ shares; transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The directors recognized that the Portfolios’ unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the May meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America (BofA) Merrill Lynch (ML) 3-Month U.S. Treasury Bill Index (the “T-Bill Index”) and the Standard & Poor’s 500 Index (the “S&P Index”), in each case for the 1-year period ended February 29, 2012, and (in the case of comparisons with the indices) the since inception period (August 2010 inception).

AllianceBernstein Market Neutral Strategy – Global

The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period. The Portfolio outperformed the T-Bill Index in the 1-year and the since inception periods and lagged the S&P Index in those periods. Based on their review, the directors concluded that the Fund’s performance during its first 18 months was satisfactory.

AllianceBernstein Market Neutral Strategy – U.S.

The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period. In the 1-year period the Portfolio outperformed both indices, and in the since inception period the Portfolio outperformed the T-Bill Index but lagged the S&P Index. Based on their review, the directors concluded that the Portfolio’s performance during its first 18 months was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolios at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

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The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee rate was lower than each Portfolio’s fee rate. As a result, the application of the institutional fee rate to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolios. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser had waived reimbursement of administrative expenses in respect of each Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolios may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The total expense ratio of each Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	103

directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The directors noted that, at each Portfolio’s current size, its contractual effective advisory fee rate of 125 basis points was lower than its Expense Group median and that in the Portfolios’ latest fiscal year, the administrative expense reimbursement of 3.66% for AllianceBernstein Market Neutral—Global and 3.71% for AllianceBernstein Market Neutral—U.S. had been waived by the Adviser. The directors noted that each Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that each Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolios does not contain breakpoints that reduce the fee rates on assets above specified levels, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor each Portfolio’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Market Neutral Strategies-U.S. (“U.S. Market Neutral Strategy”) and Market Neutral Strategies—Global (“Global Market Neutral Strategy”) (each a “Strategy” and collectively, the “Strategies”)2, prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	105

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

STRATEGY ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Strategy
125 bp (flat fee)	$10.8	U.S. Market Neutral Strategy
	$28.0	Global Market Neutral Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. During the Strategies’ most recently completed fiscal year, the Adviser was entitled to receive $74,000 (3.71% of the Strategy’s average daily net assets) from U.S. Market Neutral Strategy and $79,000 (3.66% of the Strategy’s average daily net assets) from Global Market Neutral Strategy for providing such services, but waived the amounts in their entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategies’ total expense ratios to the amounts set forth below for the Strategies’ fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days’ written notice. Also, set forth below are the gross expense ratios of the Strategies for the most recent semi-annual period:4

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

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Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (1/31/12)[5]		Fiscal Year End
U.S. Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	8.00 6.58 10.46 9.12 8.87 8.59	% % % % % %	July 31

Global Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.30 1.60 2.30 1.80 1.55 1.30	% % % % % %	5.53 7.55 6.32 7.02 6.76 2.92	% % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	Annualized.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	107

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.6 In addition to the AllianceBernstein institutional fee schedule, set forth below are what would have been the effective advisory fees of the Strategies had the AllianceBernstein institutional fee schedules been applicable to the Strategies versus the Strategies’ advisory fee based on March 31, 2012 net assets:7

Strategy	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
U.S. Market Neutral Strategy	$10.8	Market Neutral – U.S. 100 bp or 50 bp plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

Global Market Neutral Strategy	$28.0	Market Neutral – Global 100 bp or 50 bp plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategies’ contractual management fee, estimated at the approximate current asset level of the Strategies, to the Strategies’ Lipper Expense Groups (“EG”)9 and contractual management fee rankings.10

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategies’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategies, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Strategy had the lowest effective fee rate in the Lipper peer group.

108	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
U.S. Market Neutral Strategy	1.250	1.338	3/7
Global Market Neutral Strategy	1.250	1.288	2/6

Lipper also compared the Strategies’ total expense ratios to the medians of the Strategies’ Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.12 Set forth below is Lipper’s comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Market Neutral Strategy	1.549	1.650	3/7	1.625	7/16
Global Market Neutral Strategy	1.600	1.675	3/6	1.625	8/16

Based on this analysis, U.S. Market Neutral Strategy has equally favorable rankings on a management fee basis and a total expense ratio basis and Global Market Neutral Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Strategy’s Class A shares.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	109

The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Strategies’ most recently completed fiscal year, ABI received from U.S. Market Neutral Strategy $10, $365 and $0, and from Global Market Neutral Strategy $13, $518 and $0, in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on

110	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

an omnibus basis. During the Strategies’ most recently completed fiscal year, ABIS received $10,259 and $10,256 in fees from the U.S. Market Neutral Strategy and Global Market Neutral Strategy, respectively.14

The Strategies effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Strategies’ account. Due to lower average balances and interest rates during the Strategies’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	111

and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17

The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

16

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

112	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The information prepared by Lipper shows the 1 year performance return and rankings19 of the Strategies relative to each Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the period ended February 29, 2012.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
U.S. Market Neutral Strategy
1 year	6.70	1.34	0.50	1/7	1/18

Global Market Neutral Strategy
1 year	0.99	-2.10	0.50	2/5	9/18

Set forth below are the 1 year and since inception performance returns of the Strategies (in bold)22 versus the Strategies’ benchmarks.23

	Period Ended February 29, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)
U.S. Market Neutral Strategy	6.70	2.08
ML 3 Month Treasury Bill	0.08	0.10
S&P 500 Index	5.12	15.77
Inception Date: August 3, 2010

Global Market Neutral Strategy	0.99	1.84
ML 3 Month Treasury Bill	0.08	0.10
S&P 500 Index	5.12	15.77
Inception Date: August 3, 2010

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Strategies are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

19	The performance returns and rankings of the Strategy are for the Strategy’s Class A shares. The performance returns of the Strategies were provided by Lipper.

20	U.S. Market Neutral Strategy’s PG is identical to its EG. U.S. Market Neutral Strategy’s PU is not identical to its EU, as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU. Global Market Neutral Strategy’s PG/PU are not identical to the Strategy’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategies even if a Strategies had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategies’ and benchmark performance return information for periods through February 29, 2012.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	113

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

114	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	115

NOTES

116	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0151-7112

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Cap Growth	2011	$29,000	$—	$11,773
	2012	$29,000	$551	$13,153
AB Market Neutral Strategy—US	2011	$22,875	$—	$—
	2012	$30,500	$551	$12,749
AB Market Neutral Strategy—Global	2011	$22,875	$—	$—
	2012	$30,500	$551	$19,176

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2011	$889,509	$ $ $	11,773 — (11,773)
	2012	$928,904	$ $ $	13,704 (551 (13,153	) )
AB Market Neutral Strategy—US	2011	$877,736	$ $ $	— — —
	2012	$928,500	$ $ $	13,299 (551 (12,749	) )
AB Market Neutral Strategy—Global	2011	$877,736	$ $ $	— — —
	2012	$934,927	$ $ $	19,727 (551 (19,176	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: September 24, 2012